EXECUTION COPY







MBNA CREDIT CARD MASTER NOTE TRUST

as Issuer





CLASS A(2002-7) TERMS DOCUMENT

dated as of July 25, 2002

to

MBNASERIES INDENTURE SUPPLEMENT

dated as of May 24, 2001

to

INDENTURE

dated as of May 24, 2001




THE BANK OF NEW YORK

as Indenture Trustee






THIS CLASS A(2002-7) TERMS DOCUMENT (this "Terms
Document"), by and between MBNA CREDIT CARD MASTER NOTE TRUST, a statutory business trust created under the laws of the State of Delaware (the "Issuer"), having its principal office at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, and THE BANK OF NEW YORK, a New York banking corporation ( the "Indenture Trustee"), is made and entered into as of July 25, 2002.
Pursuant to this Terms Document, the Issuer and the Indenture Trustee shall create a new tranche of Class A Notes and shall specify the principal terms thereof.
Article I

Definitions and Other Provisions of General Application
Section 1.01. Definitions.  For all purposes of this Terms
Document, except as otherwise expressly provided or unless the context otherwise requires:
(1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;
(2) all other terms used herein which are defined in the Indenture Supplement or the Indenture, either directly or by reference therein, have the meanings assigned to them therein;
(3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States of America at the date of such computation;
(4) all references in this Terms Document to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Terms Document as originally executed;
(5) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Terms Document as a whole and not to any particular Article, Section or other subdivision;
(6) in the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture Supplement or the Indenture, the terms and provisions of this Terms Document shall be controlling;
(7) each capitalized term defined herein shall relate only to the Class A(2002-7) Notes and no other tranche of Notes issued by the Issuer; and
(8) "including" and words of similar import will be deemed to be followed by "without limitation."
"Acceleration Event" means the occurrence of any of the following: (i) an Early Redemption Event described in Section 1201(a) or Section 1201(c) of the Indenture, (ii) an Early Redemption Event described in Section 2.12(a) of this Terms Document, and (iii) an Event of Default and acceleration with respect to the Class A(2002-7) Notes. "Accumulation Event" means the occurrence of an Early
Redemption Event described in Section 1201(b) of the Indenture or
Section 4.01(a) of the Indenture Supplement with respect to the Class A(2002-7) Notes.
"Accumulation Reserve Funding Period" shall mean, (a) if the Accumulation Period Length is determined to be one (1) month, there shall be no Accumulation Reserve Funding Period and (b) otherwise, the period (x) commencing on the earliest to occur of (i) the Monthly Period beginning three (3) calendar months prior to the first Transfer Date for which a budgeted deposit is targeted to be made into the Principal Funding sub-Account of the Class A(2002-7) Notes pursuant to
Section 3.10(b) of the Indenture Supplement, (ii) the Monthly Period following the first Transfer Date following and including the June 2007 Transfer Date for which the Quarterly Excess Available Funds Percentage is less than 2%, but in such event the Accumulation Reserve Funding Period shall not be required to commence earlier than 24 months prior to the Expected Principal Payment Date, (iii) the Monthly Period following the first Transfer Date following and including the December 2007 Transfer Date for which the Quarterly Excess Available Funds Percentage is less than 3%, but in such event the Accumulation Reserve Funding Period shall not be required to commence earlier than 18 months prior to the Expected Principal Payment Date, and (iv) the Monthly Period following the first Transfer Date following and including the February 2008 Transfer Date for which the Quarterly Excess Available Funds Percentage is less than 4%, but in such event the Accumulation Reserve Funding Period shall not be required to commence earlier than 16 months prior to the Expected Principal Payment Date and (y) ending on the close of business on the last day of the Monthly Period preceding the earlier to occur of (i) an Acceleration Event and (ii) the date on which the Class A(2002-7) Notes are paid in full.
"Base Rate" means, with respect to any Monthly Period, the sum of (i) the Weighted Average Interest Rates for the Outstanding MBNAseries Notes, (ii) the Net Servicing Fee Rate (as such term is defined in the Series 2001-D Supplement) and (iii) so long as MBNA or The Bank of New York is the Servicer, the Servicer Interchange Rate, in each case, for such Monthly Period.
"Class A(2002-7) Bearer Note" is defined in Section 2.17.
"Class A(2002-7) Hypothetical Dollar Security" is defined in Section 2.19.
"Class A(2002-7) Note" means any Class A(2002-7) Bearer
Note, Class A(2002-7) Permanent Global Note or Class A(2002-7) Temporary Global Note, as the case may be.
"Class A(2002-7) Noteholder" means the Person who holds the Class A(2002-7) Temporary Global Note, the Class A(2002-7) Permanent Global Note or a Class A(2002-7) Bearer Note.
"Class A(2002-7) Permanent Global Note" is defined in
Section 2.15.

"Class A(2002-7) Temporary Global Note" is defined in
Section 2.15.
"Class A(2002-7) Termination Date" means the earliest to occur of (a) the Principal Payment Date on which the Outstanding Euro Principal Amount of the Class A(2002-7) Notes equals zero, (b) the Principal Payment Date on which the Outstanding Dollar Principal Amount of the Class A(2002-7) Notes equals zero, (c) the Legal Maturity Date and (d) the date on which the Indenture is discharged and satisfied pursuant to Article VI thereof.
"Class A Required Subordinated Amount of Class B Notes" is defined in Section 2.02(a).
"Class A Required Subordinated Amount of Class C Notes" is defined in Section 2.02(b).
"Common Depositary" means The Bank of New York, London
Branch and any of its successors or transferees.
"Controlled Accumulation Amount" means $41,437,500;
provided, however, if the Accumulation Period Length is determined to be less than twelve (12) months pursuant to Section 3.10(b)(ii) of the Indenture Supplement, the Controlled Accumulation Amount shall be the amount specified in the definition of "Controlled Accumulation Amount" in the Indenture Supplement.
"Counterparty Payment Date" means the TARGET Settlement
Date immediately preceding each Interest Payment Date.
"Coupon" is defined in Section 2.17.
"Derivative Agreement" means the ISDA Master Agreement, together with the Schedule and the Confirmation thereto, each dated as of July 25, 2002, between the Issuer and the Derivative Counterparty, as such Derivative Agreement may be amended, modified or replaced. "Derivative Agreement Termination" means the early termination of the Derivative Agreement pursuant to its terms without a replacement derivative agreement with terms substantially the same as the Derivative Agreement.
"Derivative Counterparty" means JPMorgan Chase Bank -
London Branch and any of its successors or transferees under the Derivative Agreement.
"Derivative Reserve Account" is defined in Section 2.13.
"Derivative Reserve Draw Amount" means, with respect to any Transfer Date, the amount to be withdrawn from the Derivative Reserve Account pursuant to Section 2.13(c) on such Transfer Date. "Distribution Date" is defined in the Series 2001-D
Supplement.
"Dollar Interest Accrual Period" means, with respect to any Dollar Interest Payment Date, the period from and including the second TARGET Settlement Date following the preceding Dollar Interest Payment Date to but excluding the second TARGET Settlement Date following such Dollar Interest Payment Date; provided, however, that with respect to the initial Dollar Interest Payment Date, the Dollar Interest Accrual Period will be the period from and including the Issuance Date to but excluding the second TARGET Settlement Date following such Dollar Interest Payment Date.
"Dollar Interest Payment" means, with respect to each Transfer Date (a) prior to a Derivative Agreement Termination, an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days during the period from and including the preceding Monthly Interest Accrual Date (or, with respect to the initial Transfer Date, the Issuance Date) to but excluding the Monthly Interest Accrual Date immediately following such Transfer Date, and the denominator of which is the actual number of days in the related Dollar Interest Accrual Period and (ii) the floating amount (excluding the amount of any termination payment payable by the Issuer to the Derivative Counterparty pursuant to Section 6 of the Derivative Agreement following the termination of the Derivative Agreement pursuant to the terms thereof) payable by the Issuer to the Derivative Counterparty for the applicable Dollar Interest Payment Date pursuant to the Derivative Agreement, and (b) after a Derivative Agreement Termination, an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Dollar Interest Accrual Period, and the denominator of which is 360, (ii) the Outstanding Dollar Principal Amount of the Class A(2002-7) Notes determined as of the Record Date preceding such Transfer Date and (iii) the Floating Dollar Rate in effect with respect to the related Dollar Interest Accrual Period.
"Dollar Interest Payment Date" means the Distribution Date occurring in each January, April, July and October, commencing with the October 2002 Distribution Date; provided, however, if an Acceleration Event occurs, the Distribution Date occurring in each month, commencing with the month immediately following the month in which such Acceleration Event occurs, will be a Dollar Interest Payment Date. "Dollar Principal Payment" means, with respect to the Dollar Principal Payment Date, the principal payment (excluding the amount of any termination payment payable by the Issuer to the Derivative Counterparty pursuant to Section 6 of the Derivative Agreement following the termination of the Derivative Agreement pursuant to the terms thereof) payable by the Issuer to the Derivative Counterparty for the applicable Dollar Principal Payment Date pursuant to the Derivative Agreement in an amount equal to the Outstanding Dollar Principal Amount of the Class A(2002-7) Notes.
"Dollar Principal Payment Date" means the July 2009
Distribution Date; provided, however, if an Acceleration Event occurs, the Distribution Date occurring in each month, commencing with the month immediately following the month in which such Acceleration Event occurs, will be a Dollar Principal Payment Date; provided further, however, that any amount of principal to be paid by the Issuer to the Derivative Counterparty with respect to any Dollar Principal Payment Date will be payable, pursuant to the terms of the Derivative Agreement, by the Issuer on the TARGET Settlement Date following such Dollar Principal Payment Date.
"EURIBOR" means the Euro-zone interbank offered rate for three-month Euro deposits determined by the Euro Calculation Agent on the EURIBOR Determination Date for each Interest Period in accordance with the provisions of Section 2.05; provided, however, that for any Interest Period commencing on or after an Acceleration Event, EURIBOR means the Euro-zone interbank offered rate for one-month Euro deposits determined by the Euro Calculation Agent on the EURIBOR Determination Date for each Interest Period in accordance with the provisions of
Section 2.05.
"EURIBOR Determination Date" means the second TARGET
Settlement Date prior to the first day of each Interest Period.
"Euro" means the lawful currency of the member states of the European Union that adopt or have adopted the single currency in accordance with the Treaty establishing the European Community, as amended by the Treaty of European Union.
"Euro Calculation Agent" is defined in Section 2.05(a).
"Euro Reference Banks" means four major banks in the Euro-zone interbank market selected by the Beneficiary.
"Excess Available Funds Percentage" means, with respect to any Transfer Date, the amount, if any, by which the Portfolio Yield for the preceding Monthly Period exceeds the Base Rate for such Monthly Period.
"Exchange Date" shall mean a date determined by J.P. Morgan
Securities Ltd. which is at least 40 days after the later of the commencement of the offering of the Class A(2002-7) Notes and the Issuance Date.
"Expected Principal Payment Date" means the second TARGET
Settlement Date following the July 2009 Distribution Date.
"Floating Dollar Rate" means a rate per annum equal to 0.1906% in excess of LIBOR as determined by the LIBOR Calculation Agent on the related LIBOR Determination Date with respect to each Dollar Interest Accrual Period.
"Foreign Currency Distribution Account" is defined in
Section 2.11.
"Foreign Depositary" means Clearstream Banking, socit anonyme or Euroclear Bank S.A./N.V., as operator of the Euroclear System.
"Initial Dollar Principal Amount" means $497,250,000.
"Interest Payment Date" means the second TARGET Settlement
Date immediately following the Distribution Date in each January, April, July and October, commencing with the October 2002 Distribution Date; provided, however, that if an Acceleration Event occurs, the second TARGET Settlement Date following the Distribution Date occurring in each month, commencing with the month immediately following the month in which such Acceleration Event occurs, will be an Interest Payment Date.
"Interest Period" means the period from and including the preceding Interest Payment Date to but excluding the next Interest Payment Date; provided, however, the first Interest Period shall be the period from and including the Issuance Date to but excluding the initial Interest Payment Date.
"Issuance Date" means July 25, 2002.
"Legal Maturity Date" means the second TARGET Settlement
Date following the December 2011 Distribution Date; provided, however, if a Derivative Agreement Termination occurs, the Legal Maturity Date will be the earlier of (i) the second TARGET Settlement Date following the December 2011 Distribution Date and (ii) the Interest Payment Date occurring in the forty-second Monthly Period following such Derivative Agreement Termination.
"LIBOR" means, for any Dollar Interest Accrual Period, the
London interbank offered rate for one-month United States dollar deposits determined by the LIBOR Calculation Agent on the LIBOR Determination Date for each Dollar Interest Accrual Period in accordance with the provisions of Section 2.05.
"LIBOR Calculation Agent" is defined in Section 2.05(e).
"LIBOR Determination Date" means the second TARGET
Settlement Date prior to the commencement of each Dollar Interest
Accrual Period.
"LIBOR Reference Banks" means four major banks in the London interbank market selected by the Beneficiary.
"London Business Day" shall mean any Business Day other than a day on which banking institutions in London, England are authorized or obligated by law or executive order to be closed. "MBNAseries Servicer Interchange" means, with respect to any Monthly Period, an amount equal to the product of (a) the Servicer Interchange (as such term is defined in the Series 2001-D Supplement) with respect to such Monthly Period and (b) a fraction the numerator of which is the Weighted Average Available Funds Allocation Amount for the MBNAseries for such Monthly Period and the denominator of which is the Weighted Average Available Funds Allocation Amount for all series of Notes for such Monthly Period.
"Monthly Payment Coupons" is defined in Section 2.18.
"Note Interest Rate" means a per annum rate equal to 0.15% in excess of EURIBOR, as determined on the related EURIBOR Determination Date.
"Outstanding Dollar Principal Amount" means the Initial
Dollar Principal Amount minus the aggregate amount of withdrawals from the Principal Funding sub-Account of the Class A(2002-7) Notes pursuant to Sections 3.14(b), (d) and (f) of the Indenture Supplement. "Outstanding Euro Principal Amount" means the Stated
Principal Amount minus the aggregate amount of any principal payments in Euros to the Class A(2002-7) Noteholders pursuant to Section 2.06(a).
"Paying Agent" means The Bank of New York acting through its London branch, and each co-paying agent in such cities located outside the United States and its possessions as are specified by the Issuer.
"Portfolio Yield" means, with respect to any Monthly
Period, the annualized percentage equivalent of a fraction, the numerator of which is (a) the amount of Available Funds allocated to the MBNAseries pursuant to Section 501 of the Indenture, plus (b) any Interest Funding sub-Account Earnings on the related Transfer Date, plus (c) any amounts to be treated as MBNAseries Available Funds pursuant to Sections 3.20(d) and 3.27(a) of the Indenture Supplement, plus (d) the MBNAseries Servicer Interchange for such Monthly Period, minus (e) the excess, if any, of the sum of the PFA Prefunding Earnings Shortfall plus the PFA Accumulation Earnings Shortfall over the sum of the aggregate amount to be treated as MBNAseries Available Funds for such Monthly Period pursuant to Sections 3.04(a)(ii) and 3.25(a) of the Indenture Supplement plus any other amounts applied to cover earnings shortfalls on amounts in the Principal Funding sub-Account for any tranche of MBNAseries Notes for such Monthly Period, minus (f) the MBNAseries Investor Default Amount for such Monthly Period, and the denominator of which is the Weighted Average Available Funds Allocation Amount for the MBNAseries for such Monthly Period.
"Predecessor Note" means, with respect to any particular
Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 306 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.
"Quarterly Excess Available Funds Percentage" means, with respect to the July 2007 Transfer Date and each Transfer Date thereafter, the percentage equivalent of a fraction the numerator of which is the sum of the Excess Available Funds Percentages with respect to the immediately preceding three Monthly Periods and the denominator of which is three.
"Record Date" means, for any Transfer Date, the last
Business Day of the preceding Monthly Period.
"Required Accumulation Reserve sub-Account Amount" means, with respect to any Monthly Period during the Accumulation Reserve Funding Period, an amount equal to (i) 0.5% of the Outstanding Dollar Principal Amount of the Class A(2002-7) Notes as of the close of business on the last day of the preceding Monthly Period or (ii) any other amount designated by the Issuer; provided, however, that if such designation is of a lesser amount, the Note Rating Agencies shall have provided prior written confirmation that a Ratings Effect will not occur with respect to such change.
"Required Derivative Reserve Amount" shall have the meaning specified in the Supplemental Derivative Letter dated as of the date hereof between the Issuer, the Indenture Trustee and the Derivative Counterparty.
"Servicer Interchange Rate" means, for any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the MBNAseries Servicer Interchange for such Monthly Period, and the denominator of which is the Weighted Average Available Funds Allocation Amount for the MBNAseries for such Monthly Period.
"Spot Exchange Rate" means, on any day, the spot rate at which Dollars are offered on such day by The Bank of New York in New York, New York, U.S.A. (determined by the Issuer in its reasonable discretion), as prevailing on a local business day for transactions in Euros at approximately 11:00 a.m. (New York City time).
"Stated Principal Amount" means ?500,000,000.
"Swap Downgrade Event" is defined in the Derivative
Agreement.
"TARGET Settlement Date" means any London Business Day on which the Trans-European Automated Real-time Gross settlement Express Transfer system is open.
"Telerate Page 248" means the display page currently so designated on the Moneyline Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).
 "Telerate Page 3750" means the display page currently so designated on the Moneyline Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).
"United States" shall mean the United States of America
(including the States and the District of Columbia) and the possessions of the United States (including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and Northern Mariana Islands).

"United States Alien" means any person that, for United
States federal income tax purposes, is a foreign corporation, a nonresident alien individual, a foreign estate or foreign trust, or a foreign partnership one or more members of which is, for United States federal income tax purposes, a foreign corporation, nonresident alien individual or a foreign estate or foreign trust, in each case not subject to United States federal income tax on a net income basis.
"Weighted Average Interest Rates" means, with respect to any Outstanding Notes of a class or tranche of the MBNAseries, or of all of the Outstanding Notes of the MBNAseries, on any date, the weighted average (weighted based on the Outstanding Dollar Principal
Amount of the related Notes on such date) of the following rates of interest:
(a) in the case of a tranche of Dollar Interest-bearing Notes with no Derivative Agreement for interest, the rate of interest applicable to that tranche on that date;
(b) in the case of a tranche of Discount Notes, the rate of accretion (converted to an accrual rate) of that tranche on that date;
(c) in the case of a tranche of Notes with a payment due under a Performing Derivative Agreement for interest, the rate at which payments by the Issuer to the applicable Derivative Counterparty accrue on that date (prior to the netting of such payments, if applicable); and
(d) in the case of a tranche of Notes with a non-Performing Derivative Agreement for interest, the rate specified for that date in the related terms document, which, in the event that the Derivative
Agreement for the Class A(2002-7) Notes is non-
Performing, is the Floating Dollar Rate.
"Withholding Tax" shall have the meaning specified in
Section 2.12(a)(iii).
Section 1.02. Governing Law.  THIS TERMS DOCUMENT WILL BE
CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF
NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
Section 1.03. Counterparts. This Terms Document may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.
Section 1.04. Ratification of Indenture and Indenture
Supplement. As supplemented by this Terms Document, each of the Indenture and the Indenture Supplement is in all respects ratified and confirmed and the Indenture as so supplemented by the Indenture
Supplement as so supplemented and this Terms Document shall be read, taken and construed as one and the same instrument.
Section 1.05. Tax Opinion.  The opinion described in clause
(d) of the definition of Issuer Tax Opinion set forth in Section 101 of the Indenture shall not be applicable to the Class A(2002-7) Notes.

[END OF ARTICLE I]

Article II

The Class A(2002-7) Notes
Section 2.01. Creation and Designation. There is hereby created a tranche of MBNAseries Class A Notes to be issued pursuant to the Indenture and the MBNAseries Indenture Supplement to be known as the "MBNAseries Class A(2002-7) Notes."
Section 2.02. Specification of Required Subordinated Amount and other Terms.
(a) For the Class A(2002-7) Notes for any date of determination, the Class A Required Subordinated Amount of Class B Notes will be an amount equal to 8.82353% of (i) the Adjusted Outstanding Dollar Principal Amount of the Class A(2002-7) Notes on such date or (ii) if an Early Redemption Event with respect to the Class A(2002-7) Notes shall have occurred, if an Event of Default and acceleration of the Class A(2002-7) Notes shall have occurred or if the Class A Usage of the Class B Required Subordinated Amount for such tranche of Class A Notes is greater than zero, the Adjusted Outstanding Dollar Principal Amount of the Class A(2002-7) Notes as of close of business on the day immediately preceding the occurrence of such Early Redemption Event, such Event of Default and acceleration or the date on which the Class A Usage of Class B Required Subordinated Amount exceeded zero.
(b) For the Class A(2002-7) Notes for any date of determination, the Class A Required Subordinated Amount of Class C Notes will be an amount equal to 8.82353% of (i) the Adjusted Outstanding Dollar Principal Amount of the Class A(2002-7) Notes on such date or (ii) if an Early Redemption Event with respect to the Class A(2002-7) Notes shall have occurred, if an Event of Default and acceleration of the Class A(2002-7) Notes shall have occurred or if the Class A Usage of the Class C Required Subordinated Amount for such tranche of Class A Notes is greater than zero, the Adjusted Outstanding Dollar Principal Amount of the Class A(2002-7) Notes as of close of business on the day immediately preceding the occurrence of such Early Redemption Event, such Event of Default and acceleration or the date on which the Class A Usage of Class C Required Subordinated Amount exceeded zero.
(c) The Issuer may change the percentages set forth in clause (a) or (b) above without the consent of any Noteholder so long as the Issuer has (i) received written confirmation from each Note Rating Agency that has rated any Outstanding Notes of the MBNAseries that the change in either of such percentages will not result in a Ratings Effect with respect to any Outstanding Class A(2002-7) Notes and (ii) delivered to the Indenture Trustee and the Note Rating Agencies a Master Trust Tax Opinion and an Issuer Tax Opinion.
Section 2.03. Interest Payment.
(a) For each Interest Payment Date, the amount of interest due with respect to the Class A(2002-7) Notes shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (ii) the Note Interest Rate, times
(iii) the Outstanding Euro Principal Amount of the Class A(2002-7) Notes determined as of the Record Date immediately following the commencement of such Interest Period.
(b) Notwithstanding any provision of Section 3.02(b) of the Indenture Supplement to the contrary, the aggregate amount to be deposited in the Interest Funding sub-Account for the Class A(2002-7) Notes pursuant to Section 3.02(b) of the Indenture Supplement shall be an amount equal to (i) for any Transfer Date prior to a Derivative Agreement Termination, zero and (ii) for any Transfer Date after a Derivative Agreement Termination, the Dollar Interest Payment.
(c) Notwithstanding any provision of Section 3.02(c) of the Indenture Supplement to the contrary, the aggregate amount to be deposited in the Interest Funding sub-Account for the Class A(2002-7) Notes pursuant to Section 3.02(c) of the Indenture Supplement shall be an amount equal to (i) for any Transfer Date prior to a Derivative Agreement Termination, the Dollar Interest Payment less the aggregate amount, if any, deposited directly into the Interest Funding sub-Account pursuant to Section 2.13(c) for such Transfer Date and (ii) for any Transfer Date after a Derivative Agreement Termination, zero.
(d) Pursuant to Section 3.13(b) of the Indenture
Supplement, on or prior to the date that is one TARGET Settlement Date prior to each Interest Payment Date (or as soon thereafter as practicable) occurring after the occurrence of a Derivative Agreement Termination, the Indenture Trustee shall, at the direction of the Issuer, convert the lesser of (i) the amount of Dollars that, when converted at the then-prevailing Spot Exchange Rate, would equal the amount of interest due to the Class A(2002-7) Noteholders pursuant to
Section 2.03(a) above on the related Interest Payment Date and (ii) the aggregate amount on deposit in the Interest Funding sub-Account for the Class A(2002-7) Notes, into Euros at the then-prevailing Spot Exchange Rate, and deposit such converted amount into the Foreign Currency Distribution Account. Any Dollar amounts remaining after the application in the preceding sentence will be retained in the Interest Funding sub-Account for the Class A(2002-7) Notes for application on any subsequent Interest Payment Date.
(e) Notwithstanding any provision of Section 3.13(d) of the Indenture Supplement to the contrary, for any Transfer Date following a Derivative Agreement Termination, the amount of the payment to the Derivative Counterparty pursuant to Section 3.13(d) is zero.
Section 2.04. Principal Payment.
(a) The amount of principal due with respect to the Class
A(2002-7) Notes on the Expected Principal Payment Date shall be an amount equal to the Outstanding Euro Principal Amount; provided, however, if an Acceleration Event occurs, such amount shall be due on each Monthly Principal Accrual Date until the Class A(2002-7) Termination Date.
(b) Notwithstanding any provision of Section 3.10(a) of the Indenture Supplement to the contrary, the aggregate amount to be deposited in the Principal Funding sub-Account for the Class A(2002-7) Notes pursuant to Section 3.10(a) for each Principal Payment Date shall be an amount equal to (i) for any Principal Payment Date prior to a Derivative Agreement Termination, zero and (ii) for any Principal Payment Date after a Derivative Agreement Termination, the Nominal Liquidation Amount of the Class A(2002-7) Notes as of the close of business on the last day of the preceding Monthly Period.
(c) Pursuant to Section 3.14(d) of the Indenture
Supplement, on or prior to the date that is one TARGET Settlement Date prior to each Principal Payment Date (or as soon thereafter as practicable) occurring after the occurrence of a Derivative Agreement Termination, the Indenture Trustee shall, at the direction of the Issuer, convert the lesser of (i) the amount of Dollars that, when converted at the then-prevailing Spot Exchange Rate, would equal the Outstanding Euro Principal Amount and (ii) the aggregate amount on deposit in the Principal Funding sub-Account for the Class A(2002-7) Notes, into Euros at the then-prevailing Spot Exchange Rate, and deposit such converted amount into the Foreign Currency Distribution Account.
(d) Notwithstanding any provision of Section 3.10(e) of the Indenture Supplement to the contrary, the aggregate amount to be deposited in the Principal Funding sub-Account for the Class A(2002-7) Notes pursuant to Section 3.10(e) of the Indenture Supplement shall be an amount equal to (i) for any Dollar Principal Payment Date prior to a Derivative Agreement Termination, the Dollar Principal Payment and (ii) for any Transfer Date after a Derivative Agreement Termination, zero.
Section 2.05. Calculation Agents; Determination of EURIBOR and LIBOR.
(a) The Issuer hereby agrees that for so long as any Class A(2002-7) Notes are Outstanding, there shall at all times be an agent appointed to calculate EURIBOR for each Interest Period (the "Euro Calculation Agent"). The Issuer hereby initially appoints the Indenture Trustee as the Euro Calculation Agent for purposes of determining EURIBOR for each Interest Period for which EURIBOR is required. The Euro Calculation Agent may be removed by the Issuer at any time. If the Euro Calculation Agent is unable or unwilling to act as such or is removed by the Issuer, or if the Euro Calculation Agent fails to determine EURIBOR for an Interest Period for which EURIBOR is required, the Issuer shall promptly appoint a replacement Euro Calculation Agent that does not control or is not controlled by or under common control with the Issuer or its Affiliates. The Euro Calculation Agent may not resign its duties, and the Issuer may not remove the Euro Calculation Agent, without a successor having been duly appointed.
(b) On each EURIBOR Determination Date, the Euro
Calculation Agent shall determine EURIBOR on the basis of the rate for deposits in Euros for a three-month period (or, following an Acceleration Event, for a one-month period) which appears on Telerate Page 248 as of 11:00 a.m., Brussels time, on such date. If such rate does not appear on Telerate Page 248, the rate for that EURIBOR Determination Date shall be determined on the basis of the rates at which deposits in Euros are offered by the Euro Reference Banks at approximately 11:00 a.m., Brussels time, on that day to prime banks in the Euro-zone interbank market for a three-month period (or, following an Acceleration Event, for a one-month period). The Euro Calculation Agent shall request the principal Euro-zone office of each of the Euro Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that EURIBOR Determination Date shall be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that EURIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in the Euro-zone, selected by the Beneficiary, at approximately 11:00 a.m., Brussels time, on that day for loans in Euros to leading European banks for a three-month period (or, following an Acceleration Event, for a one-month period).
(c) The Note Interest Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by telephoning the Indenture Trustee at its corporate trust office at
(212) 328-7543 or such other telephone number as shall be designated by the Indenture Trustee for such purpose by prior written notice by the Indenture Trustee to each Noteholder from time to time.
(d) On each EURIBOR Determination Date, the Euro
Calculation Agent shall send to the Indenture Trustee and the Beneficiary, by facsimile transmission, notification of EURIBOR for the following Interest Period.
(e) The Issuer hereby agrees that for so long as any Class A(2002-7) Notes are Outstanding, there shall at all times be an agent appointed to calculate LIBOR for each Dollar Interest Accrual Period (the "LIBOR Calculation Agent"). The Issuer hereby initially appoints the Indenture Trustee as the LIBOR Calculation Agent for purposes of determining LIBOR for each Dollar Interest Accrual Period. The LIBOR Calculation Agent may be removed by the Issuer at any time. If the LIBOR Calculation Agent is unable or unwilling to act as such or is removed by the Issuer, or if the LIBOR Calculation Agent fails to determine LIBOR for a Dollar Interest Accrual Period, the Issuer shall promptly appoint a replacement LIBOR Calculation Agent that does not control or is not controlled by or under common control with the Issuer or its Affiliates. The LIBOR Calculation Agent may not resign its duties, and the Issuer may not remove the LIBOR Calculation Agent, without a successor having been duly appointed.
(f) On each LIBOR Determination Date, the LIBOR
Calculation Agent shall determine LIBOR on the basis of the rate for deposits in United States dollars for a one-month period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR Determination Date shall be determined on the basis of the rates at which deposits in United States dollars are offered by the LIBOR Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a one-month period. The LIBOR Calculation Agent shall request the principal London office of each of the LIBOR Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date shall be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Beneficiary, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period.
(g) On each LIBOR Determination Date, the LIBOR
Calculation Agent shall send to the Indenture Trustee and the Beneficiary, by facsimile transmission, notification of LIBOR for the following Dollar Interest Accrual Periods.
(h) The Indenture Trustee hereby acknowledges and accepts its duties as Calculation Agent (as such term is defined in the Derivative Agreement) under the Derivative Agreement.
Section 2.06. Payments of Interest and Principal to Class
A(2002-7) Noteholders.
(a) On each Interest Payment Date or Principal Payment
Date, the Paying Agent shall distribute to each Class A(2002-7) Noteholder in accordance with Section 2.06(b) and (c) such Class A(2002-7) Noteholder's pro rata share (based on the aggregate principal amount represented by the Class A(2002-7) Notes held by such Class A(2002-7) Noteholder) of amounts on deposit in the Foreign Currency Distribution Account as are payable to the Class A(2002-7) Noteholders.
(b) Distributions to Class A(2002-7) Noteholders with respect to the Permanent Global Note will be made by the Paying Agent to the Common Depositary, upon presentation (and, in the case of the final distribution, the surrender) of such Permanent Global Note to the Paying Agent by the Common Depositary, and the Paying Agent shall endorse the Permanent Global Note to reflect the payment of any principal or interest thereon.
(c) Distributions to Class A(2002-7) Noteholders with respect to the Bearer Notes and the respective Coupons will be payable only upon presentation and surrender of the Bearer Notes or the respective Coupons, as the case may be, at the offices of the Paying Agent outside the United States chosen by the Issuer and acceptable to the Indenture Trustee. In the event that the amount of interest and/or principal payable on any date is not so fully paid in respect of any Bearer Notes or Coupons, as the case may be, upon presentation of such instrument, the Paying Agent shall endorse such instrument to reflect the reduction, if any, of the principal amount or interest payable in respect thereof. At the option of the holders of such Bearer Notes and the respective Coupons, and subject to the applicable laws and regulations, such payments will be made by a Euro check drawn on a bank in London or by transfer in same day funds to a Euro account maintained by each such bearer with a bank located outside the United States. No commissions or expenses shall be charged to the bearers of such Bearer Notes or Coupons, as the case may be, in respect of such payments. A Bearer Note or Coupon, as the case may be, may only be presented for payment on a day on which commercial banks and foreign exchange markets are open in the place of presentation. No further interest or other payment shall be made as a consequence of such day falling after the relevant Interest Payment Date. After the occurrence of the Expected Principal Payment Date or an Early Redemption Event described in
Section 1201(c) of the Indenture or Section 2.12(a) of this Terms Document, on each Interest Payment Date, the Bearer Notes, together with all unmatured Coupons (and/or, prior to the exchange in full of the Global Note for Bearer Notes, the Global Note) shall be presented for payment on such date. On the date on which any Bearer Note becomes payable in full, unmatured Coupons relating to such Bearer Note (whether or not attached) shall, upon such date, become void and no payment will be made in respect thereof and the bearer of such Bearer Note shall only have the right to receive payment of the principal thereof together with accrued interest to such date. If a Bearer Note is presented for payment of principal on any such date without all the related unmatured Coupons attached, the bearer of such Bearer Note may be required to deliver such security or indemnity as is reasonably required by the Indenture Trustee or the Paying Agent, on behalf of the Indenture Trustee.
(d) If payment at the offices of the Paying Agent outside the United States becomes illegal or is effectively precluded because of the imposition of exchange controls or other similar restrictions on the full payment or receipt of such amounts in Euros, payments with respect to the Class A(2002-7) Notes and its Coupons will be made at the office of the Paying Agent in New York City. Any money paid by the Issuer to the Paying Agent for the payment of the Class A(2002-7) Notes or its Coupons, as the case may be, which remains unclaimed for two years after such amount has become due and payable will be returned to the Issuer and claims in respect of such amount shall become void and no payment shall be made in respect thereof. Except as provided by the second preceding sentence, no demand for payment or payment on any Class A(2002-7) Notes or its Coupons, as the case may be, may be made at any office of the Paying Agent or the Indenture Trustee in the United States nor will any payment be made by transfer to an account in, or by mail to an address in, the United States.
(e) The Class A(2002-7) Noteholders shall only be entitled to payments from the Foreign Currency Distribution Account. The right of the Class A(2002-7) Noteholders to receive payments from the Issuer will terminate on the Class A(2002-7) Termination Date.
Section 2.07. Form of Delivery of Class A(2002-7) Notes;
Denominations.
(a) The Class A(2002-7) Notes shall initially be delivered in the form of a Temporary Global Note in bearer form, without interest coupons as provided in Sections 205 and 301(i) of the Indenture, in the denomination of the entire aggregate Euro principal amount of the Class A(2002-7) Notes and substantially in the form set forth in Exhibit A-1. The Temporary Global Note will be authenticated and delivered by the Indenture Trustee or its agent to the Common Depositary outside the United States for credit to the respective accounts of the Foreign Depositories and will be exchanged as described in Section 2.15 for a single Permanent Global Note in bearer form without interest coupons substantially in the form of Exhibit A-2. No interest will be paid in respect of any interest in the Class A(2002-7) Temporary Global Notes and no exchange of an interest in the Class A(2002-7) Temporary Global Note for an interest in a Permanent Global Note may occur until the person entitled to receive such interest in the Permanent Global Note provides certification as to non-U.S. beneficial ownership as provided in Section 205 of the Indenture.
(b) The Class A(2002-7) Notes will be issued in minimum denominations of ?1,000 and integral multiples of that amount.
Section 2.08. Delivery and Payment for the Class A(2002-7)
Notes. The Issuer shall execute and deliver the Class A(2002-7) Notes to the Indenture Trustee for authentication, and the Indenture Trustee shall deliver the Class A(2002-7) Notes when authenticated, each in accordance with Section 303 of the Indenture.
Section 2.09. Targeted Deposits to the Accumulation Reserve
Account.
The deposit targeted to be made to the Accumulation Reserve
Account for any Monthly Period during the Accumulation Reserve Funding Period will be an amount equal to the Required Accumulation Reserve sub-Account Amount.
Section 2.10. Derivative Agreement.
(a) The Issuer shall enter into the Derivative Agreement, certain terms of which are set forth herein for the convenience of the parties thereto for incorporation therein by reference, with the Derivative Counterparty on the Issuance Date. Pursuant to the terms of the Derivative Agreement, the Derivative Counterparty shall pay to the Issuer on each Counterparty Payment Date, all Euro amounts owing from the Derivative Counterparty. The Issuer shall deposit such amounts into the Foreign Currency Distribution Account and shall apply such amounts in accordance with Section 2.06(a). In addition, in accordance with the terms of the Derivative Agreement, the Issuer shall pay to the Derivative Counterparty all dollar amounts available for payment to the Derivative Counterparty pursuant to Sections 3.13(d) and 3.14(b) of the Indenture Supplement on each Dollar Interest Payment Date and Dollar Principal Payment Date, respectively. If the Derivative Agreement has not been terminated and the Issuer has not received any amount owing from the Derivative Counterparty with respect to the related Counterparty Payment Date prior to 10:00 a.m. on the date such payment is due, the Issuer shall notify the Derivative Counterparty, the Beneficiary and the Servicer of such fact prior to 12:00 p.m. on such date. If the Issuer has not received any amount owing from the Derivative Counterparty within the applicable grace period provided pursuant to the terms of the Derivative Agreement, the Issuer, if directed by the Servicer, shall designate an Early Termination Date (as such term is defined in the Derivative Agreement) pursuant to the Derivative Agreement and shall, if the Beneficiary so directs, terminate the Derivative Agreement pursuant to its terms, and the Issuer shall provide the Indenture Trustee, as soon as practicable thereafter, with new statements substantially in the forms of Exhibit B and Exhibit C to the Indenture Supplement revised, if necessary, to reflect that the amount due from the Derivative Counterparty (or any portion thereof) was not received by the Issuer for such Counterparty Payment Date.
(b) The parties hereto agree that all obligations of the Issuer under the Derivative Agreement shall be paid from, and limited to, amounts on deposit in the Interest Funding sub-Account and the Principal Funding sub-Account for the Class A(2002-7) Notes which are specifically available to be applied therefor pursuant to Sections 3.13(d) and 3.14(b) of the Indenture Supplement, as determined pursuant to Sections 2.03(c), 2.04(d) and 2.14 of this Terms Document, respectively, and that the Beneficiary shall not be required to expend or risk its own funds or otherwise incur any liability in connection with the Derivative Agreement.
(c) If the Issuer has actual knowledge of any event specified in Section 5 of the Derivative Agreement, the Issuer shall provide written notice of such event to the Beneficiary, the Servicer and the Note Rating Agencies. The Beneficiary, upon becoming aware of any event specified in Section 5 of the Derivative Agreement, whether pursuant to notice from the Issuer or otherwise, shall immediately provide the Issuer with written instructions as to the course of action to be taken under Section 6 of the Derivative Agreement, including without limitation any notices to be provided and whether or not an Early Termination Date (as defined in the Derivative Agreement) should be designated and, if so, when such Early Termination Date should be designated. Prior to receiving such written instructions from the Beneficiary, the Issuer shall not designate an Early Termination Date and shall not terminate the Derivative Agreement.
(d) At the request of the Issuer, the Beneficiary shall provide the Issuer with any document the Issuer is required to provide the Derivative Counterparty pursuant to Section 4(a) of the Derivative Agreement.
(e) Notwithstanding any limitations on principal payments or deposits to the Principal Funding sub-Account of the Class A(2002-7) Notes to the contrary, including without limitation Section 503(b) of the Indenture and Section 3.15(b) of the Indenture Supplement, and notwithstanding any requirements of Sections 2.10(a) and 2.11(b) to the contrary, in the event that on any date the Issuer has received any amounts from the Derivative Counterparty due to a Derivative Agreement Termination, the Indenture Trustee shall, on such date, deposit such amounts in the Principal Funding sub-Account for the Class A(2002-7) Notes. Any such amount deposited into the Principal Funding sub-Account for the Class A(2002-7) Notes will be available for conversion into Euros by the Indenture Trustee at the Spot Exchange Rate for payment to the Class A(2002-7) Noteholders on the next following Interest Payment Date. In addition, any such amount will not be treated as amounts on deposit in the Principal Funding sub-Account for the Class A(2002-7) Notes for purposes of determining the targeted deposits to such sub-Account pursuant to Section 3.10 of the Indenture Supplement or determining the Nominal Liquidation Amount of the Class A(2002-7) Notes or the Prefunding Target Amount of any tranche of Notes.
(f) Notwithstanding any provision of Section 3.14(g) of the Indenture Supplement to the contrary, upon payment in full of the Outstanding Euro Principal Amount of the Class A(2002-7) Notes, any remaining amount on deposit in the Principal Funding sub-Account for the Class A(2002-7) Notes will be (i) first, deposited into the Interest Funding sub-Account for the Class A(2002-7) notes in an amount up to the amount that when added to the amount then on deposit in such sub-Account would equal the amount that, when converted into Euros at the Spot Exchange Rate, would equal the amount of interest due to the Class A(2002-7) Noteholders on the related Interest Payment Date pursuant to Section 2.03(a), (ii) second, allocated among and deposited to the Interest Funding sub-Accounts of the other tranches of Notes in the manner, order and priority set forth in Section 3.03(b), (iii) third, allocated among and deposited to the Principal Funding sub-Accounts of the tranches of Notes in the manner, order and priority set forth in Section 3.11(b), and (iv) fourth, paid to the Issuer.
(g) Unless otherwise specified in the Derivative
Agreement, any amounts received by the Issuer from a Reference Market-maker (as such term is defined in the Derivative Agreement) that are owed to the Derivative Counterparty under the terms of the Derivative Agreement (i) shall be paid directly to the Derivative Counterparty and
(ii) shall not be included as MBNAseries Available Funds or MBNAseries Available Principal Amounts.
Section 2.11. Foreign Currency Distribution Account.
(a) On or before the Issuance Date, the Indenture Trustee will cause to be established and maintained with the Paying Agent, in London, in the name of the Indenture Trustee, an account denominated as the "Foreign Currency Distribution Account" bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A(2002-7) Noteholders. The Foreign Currency Distribution Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Class A(2002-7) Noteholders. The Paying Agent shall have the revocable authority to make withdrawals from the Foreign Currency Distribution Account.
(b) If, notwithstanding the terms of the Derivative
Agreement, the Indenture Trustee receives any amounts paid by the Derivative Counterparty (rather than such payment being deposited directly into the Foreign Currency Distribution Account by the Derivative Counterparty pursuant to the terms of the Derivative Agreement), the Indenture Trustee shall immediately notify the Beneficiary of such receipt and shall, at the written instructions of the Beneficiary, deposit such amount into the Foreign Currency Distribution Account.
(c) On each Interest Payment Date or Principal Payment
Date, as applicable, the Paying Agent shall pay in accordance with
Section 2.06(a) to the Class A(2002-7) Noteholders from the Foreign Currency Distribution Account the amounts deposited into the Foreign Currency Distribution Account pursuant to the terms of the Derivative Agreement and Section 2.10 (or, following the occurrence of a Derivative Agreement Termination, pursuant to Section 2.03(b), Section 2.03(e) and Section 2.04(b) with respect to such Interest Payment Date or Principal Payment Date, respectively).
(d) The Issuer shall notify Standard & Poor's and Moody's if the Paying Agent holding the Foreign Currency Distribution Account resigns or is replaced or if its short-term, senior unsecured debt rating is withdrawn or reduced below "A-l+" or "P-l" by Standard & Poor's or Moody's, respectively.
Section 2.12. Early Redemption Events; Events of Default.
(a) In addition to the events identified as Early
Redemption Events in Section 1201 of the Indenture and Section 4.01 of the Indenture Supplement, the occurrence of any of the following shall be an "Early Redemption Event" with respect to the Class A(2002-7)
Notes:
(i) a Derivative Agreement Termination;
(ii) a Swap Downgrade Event;
(iii) the Beneficiary determines that the Issuer has or will become obligated to deduct or withhold amounts ("Withholding Tax") from payments to be made to the Class A(2002-7) Noteholders for or on account of any tax, assessment or other governmental charge by the United States or any political subdivision or taxing authority thereof or therein on any amounts due to the Class A(2002-7) Noteholders, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or any change in official position regarding the application or interpretation of such laws, regulations or rulings (including a change in the law or in the official application or interpretation of the law of any jurisdiction), other than any such change or amendment which results in the recharacterization of the Class A(2002-7) Notes as not constituting indebtedness for United States federal income tax purposes, which change or amendment becomes effective on or after the Issuance Date, provided that such obligation to deduct or withhold cannot be avoided prior to the imposition of any such Withholding Tax by the use of reasonable measures available to the Issuer and that in the opinion of the Beneficiary, which opinion shall be rendered in good faith, will not either (i) have a material adverse impact upon the conduct of the business of the Seller or (ii) have an adverse effect on, or result in a Note Rating Agency's reducing or withdrawing its rating of, the Notes or any other Outstanding series, class or tranche, and provided that if the effective date of the foregoing change or amendment is a date that is 90 days or more from the date of the Beneficiary's determination, such Early Redemption Event shall be deemed to occur on the Transfer Date in the month that is three calendar months prior to the month in which the effective date of such change or amendment occurs; otherwise, such Early Redemption Event shall be deemed to occur on the first Transfer Date on or following the Beneficiary's determination. The Beneficiary's determination will be evidenced by delivery to the Indenture Trustee of (x) a certificate setting forth a statement of facts showing that such Early Redemption Event has occurred or will occur and (y) an opinion of independent tax counsel to such effect based on such statement of facts; or
(iv) the Beneficiary determines that payments to the Class
A(2002-7) Noteholders on the next succeeding Interest Payment Date or Principal Payment Date made outside the United States by the Indenture Trustee, the Beneficiary or the Paying Agent in respect of any Class A(2002-7) Note or Coupon would, under any present or future law or regulation of the United States, be subject to any certification, documentation, information or other reporting requirement of any kind, the effect of which requirement is the disclosure to the Indenture Trustee, the Beneficiary, the Paying Agent or any governmental authority of the nationality, residence or identity of a Class A(2002-
7) Noteholder who is a United States Alien (other than such a requirement (i) which would not be applicable to a payment made by the Indenture Trustee, the Beneficiary or by the Paying Agent (x) directly to such Class A(2002-7) Noteholder or (y) to a custodian, nominee or other agent of such Noteholder, (ii) which can be satisfied by such custodian, nominee or other agent certifying that such Class A Noteholder is a United States Alien, provided that in any case referred to in clauses (i)(y) or (ii) payment by the custodian, nominee or agent to such Class A(2002-7) Noteholder is not otherwise subject to any such requirement or (iii) which would not be applicable to a payment made by at least one other Paying Agent).
(b) Notwithstanding any provision of the Indenture or the Indenture Supplement to the contrary, upon the occurrence of an Accumulation Event, provided an Acceleration Event shall not have occurred on or prior to the occurrence of such Accumulation Event, then the Issuer will not pay any amounts accumulated in the Principal Funding sub-Account for the Class A(2002-7) Notes to the Derivative Counterparty or the holders of the Class A(2002-7) Notes until the Monthly Principal Accrual Date occurring on or immediately following the date on which an Acceleration Event occurs.
(c) Following a Derivative Agreement Termination:
(i) a default by the Issuer in the payment of interest on the Class A(2002-7) Notes when such interest becomes due and payable shall not be an Event of Default under Section 701(a) of the Indenture unless and until the Issuer fails to pay the Outstanding Euro Principal Amount of the Class A(2002-7) Notes on the Legal Maturity Date;
and
(ii) a default by the Issuer in the deposit of the Dollar Interest Payment into the Interest Funding sub-
Account for the Class A(2002-7) Notes on the related
Transfer Date, and continuance of such default for a period of thirty-five (35) days following such Transfer Date, will be an Event of Default under the Indenture with respect to the Class A(2002-7) Notes.
Section 2.13. Derivative Reserve Account.
(a) On or before the Issuance Date, the Indenture Trustee will cause to be established and maintained a Qualified Account denominated as the "Derivative Reserve Account" in the name of the Indenture Trustee, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Derivative Counterparty, as their interests appear herein. The Indenture Trustee hereby accepts the Derivative Reserve Account and any amounts on deposit therein in trust under the Indenture, the Indenture Supplement and this Terms Document, in accordance with the provisions thereof and hereof. The Derivative Reserve Account constitutes a Supplemental Account and shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Derivative Counterparty. If, at any time, the institution holding the Derivative Reserve Account ceases to be a Qualified Institution, the Issuer will within ten (10) Business Days (or such longer period, not to exceed thirty (30) calendar days, as to which each Note Rating Agency may consent) establish a new Derivative Reserve Account that is a Qualified Account and shall transfer any cash and/or investments to such new Derivative Reserve Account. From the date such new Derivative Reserve Account is established, it will be the "Derivative Reserve Account." The Derivative Reserve Account will receive deposits as described in this Section.
(b) On the Issuance Date, the Issuer shall deposit an amount equal to the Required Derivative Reserve Amount received by it from the Beneficiary in immediately available funds into the Derivative Reserve Account. Funds on deposit in the Derivative Reserve Account shall be invested by the Indenture Trustee in Permitted Investments; provided, however, that, for purposes of the investment of funds on deposit in the Derivative Reserve Account, references in the definition of "Permitted Investments" to a rating of "A-1+" by Standard & Poor's shall be modified to require a rating of not lower than "A-1" by such Note Rating Agency.
On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Derivative Reserve Account shall be retained in the Derivative Reserve Account (to the extent that the amount on deposit in the Derivative Reserve Account (prior to taking into account any such interest and earnings) is less than the Required Derivative Reserve Amount) and the balance, if any, shall be paid to the Issuer on such Transfer Date.
(c) On or prior to each Transfer Date following the occurrence of an Accumulation Event, the Issuer will calculate PFA Accumulation Earnings Shortfall (if any) for the Principal Funding sub-Account for the Class A(2002-7) Notes. If there is any PFA Accumulation Earnings Shortfall for the Principal Funding sub-Account for that Transfer Date for the Class A(2002-7) Notes, the Issuer will withdraw such amount from the Derivative Reserve Account, to the extent available, for deposit in the Interest Funding sub-Account for the Class A(2002-7) Notes on such Transfer Date.
(d) If on any Transfer Date following the termination of the Derivative Agreement pursuant to the terms thereof there is a termination payment payable by the Issuer to the Derivative Counterparty pursuant to Section 6 of the Derivative Agreement, the Issuer will pay to the Derivative Counterparty directly, without transfer to any other account, any amount on deposit in the Derivative Reserve Account (after giving effect to Section 2.13(c)); provided, however, that such amount shall not exceed the amount of such termination payment payable by the Issuer to the Derivative Counterparty.
Section 2.14. Termination Payments.
(a) If on the Transfer Date immediately following a Derivative Agreement Termination there is a termination payment payable by the Issuer to the Derivative Counterparty pursuant to Section 6 of the Derivative Agreement, the Issuer will pay to the Derivative Counterparty from MBNAseries Available Funds (after giving effect to Sections 3.01(a) through (f) of the Indenture Supplement and Section 2.03(c) of this Terms Document) for such Transfer Date an amount not to exceed the lesser of (i) the product of (x) the amount of MBNAseries Available Funds remaining for application pursuant to Section 3.01(g) of the Indenture Supplement times (y) a fraction, the numerator of which is the Nominal Liquidation Amount of the Class A(2002-7) Notes as of the close of business on the last day of the preceding Monthly Period and the denominator of which is the Nominal Liquidation Amount of all tranches of Notes as of the close of business on the last day of the preceding Monthly Period, minus the sum of any transfer to the Indenture Trustee pursuant to Section 2.03(c) of this Terms Document on such Transfer Date, and (ii) the amount of such termination payment payable by the Issuer to the Derivative Counterparty, less any amounts paid to the Derivative Counterparty pursuant to Section 2.13(d).
(b) Any termination payment owed to the Derivative Counterparty pursuant to Section 6 of the Derivative Agreement shall be made first from any amounts available pursuant to Section 2.13(d) and, if such termination payment owed exceeds the amounts available pursuant to Section 2.13(d) of this Terms Document, then from any amounts available pursuant to Section 2.14(a) of this Terms Document.

Section 2.15. Class A(2002-7) Temporary Global Note.
(a) Notwithstanding anything to the contrary in the Indenture, the Indenture Supplement or this Terms Document, the Class A(2002-7) Notes will initially be issued in the form of a single temporary global note (the "Class A(2002-7) Temporary Global Note") in bearer form, without interest coupons, in the denomination of the entire Euro aggregate principal amount of the Class A(2002-7) Notes and substantially in the form set forth in Exhibit A-1. The Class A(2002-
7) Temporary Global Note will be authenticated and delivered outside the United States by the Indenture Trustee or its agent to the Common Depositary in its capacity as such for credit to the respective accounts of the Foreign Depositaries and will be exchanged as described in Section 2.16(a) for a single permanent global note (the "Class A(2002-7) Permanent Global Note") in bearer form, without interest coupons, substantially in the form of Exhibit A-2.
(b) No interest will be paid in respect of any interest in the Class A(2002-7) Temporary Global Note and no exchange of an interest in the Class A(2002-7) Temporary Global Note for an interest in the Class A(2002-7) Permanent Global Note may occur until the person entitled to receive such interest in the Class A(2002-7) Permanent Global Note provides certification as to non-U.S. beneficial ownership as provided in Section 2.16.
Section 2.16. Exchange of Class A(2002-7) Temporary Global
Note for Class A(2002-7) Permanent Global Note.
(a) J.P. Morgan Securities Ltd. shall, upon its determination of the Exchange Date, so advise the Indenture Trustee, the Beneficiary, the Common Depositary and each Foreign Depositary forthwith. On or after the Exchange Date, the Class A(2002-7) Temporary Global Note may be exchanged, in whole or in part (free of charge), for the Class A(2002-7) Permanent Global Note in the form set out in Exhibit A-2 upon presentation of the Class A(2002-7) Temporary Global Note by the bearer thereof at the offices of the Paying Agent in London (or at such other place outside the United States as the Paying Agent may agree), and the Indenture Trustee or its agent shall make the Class A(2002-7) Permanent Global Note available promptly on or after the Exchange Date in connection with such exchange. The Class A(2002-
7) Permanent Global Note shall be authenticated and delivered outside the United States by the Indenture Trustee or its agent in exchange for only that portion of the Class A(2002-7) Temporary Global Note in respect of which there shall have been presented to the Indenture Trustee by the Common Depositary, a certificate, substantially in the form set out in Exhibit C-1, that the Indenture Trustee and the Foreign Depositary have no reason to know is false, to the effect that the Common Depositary has received from or in respect of a person entitled to a particular principal amount of the Class A(2002-7) Notes (as shown by its records) a certificate from such person in or substantially in the form of Exhibit C-2. The Class A(2002-7) Permanent Global Note to be delivered in exchange for any portion of the Class A(2002-7) Temporary Global Note shall be delivered to the Common Depositary outside the United States for credit to the respective accounts of the Foreign Depositaries.
On any redemption, purchase, exchange or cancellation of any of the Class A(2002-7) Notes represented by the Class A(2002-7) Temporary Global Note, details of such redemption, purchase, exchange or cancellation shall be entered by the Paying Agent on behalf of the Indenture Trustee in Schedule A to such Class A(2002-7) Temporary Global Note recording any such redemption, purchase, exchange or cancellation. Upon any such redemption, purchase, exchange or cancellation, the principal amount of the Class A(2002-7) Temporary Global Note and any Class A(2002-7) Notes represented by the Class A(2002-7) Temporary Global Note shall be reduced by the principal amount so redeemed, purchased, exchanged or cancelled.
On an exchange of the whole of the Class A(2002-7)
Temporary Global Note, the Class A(2002-7) Temporary Global Note shall be surrendered to the Paying Agent in London for cancellation and destruction. On an exchange of only part of the Class A(2002-7) Temporary Global Note, details of such exchange shall be entered by the Paying Agent on behalf of the Indenture Trustee on Schedule A to the Class A(2002-7) Temporary Global Note, and further exchanges may be effected, without the issue of a new Class A(2002-7) Permanent Global Note, by the Indenture Trustee or its agent endorsing Schedule A of the Class A(2002-7) Permanent Global Note previously issued to reflect an increase in the aggregate Euro principal amount of the Class A(2002-7) Permanent Global Note which would otherwise have been issued on such exchange.
(b) The delivery to the Indenture Trustee by any Foreign
Depositary of any written statement referred to above may be relied upon by the Issuer, the Beneficiary and the Indenture Trustee as conclusive evidence that a corresponding certification or certifications has or have been delivered to such Foreign Depositary pursuant to the terms of this Terms Document.
Section 2.17. Exchange of Class A(2002-7) Permanent Global
Notes for Class A(2002-7) Bearer Notes. If (i) the Common Depositary or any Foreign Depositary is closed for business for a continuous period of 14 days (other than by reason of a holiday, statutory or otherwise) or announces an intention permanently to cease business and no alternative common depositary or clearance system satisfactory to the Issuer is available, (ii) as a result of any amendment to, or change in, the laws or regulations of the United States or of any authority therein or thereof having power to tax, or in the interpretation or administration of such laws or regulations, which becomes effective on or after the Issuance Date, the Issuer, the Indenture Trustee or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Class A(2002-7) Notes which would not be required were the Class A(2002-7) Notes in definitive bearer form, (iii) the Issuer so elects by notice to the Class A(2002-7) Noteholders or (iv) a holder of an interest in a Class A(2002-7) Permanent Global Note delivers notice to the Issuer requesting delivery of definitive Notes in bearer form with the applicable Coupons attached thereto in exchange for its interest in such Class A(2002-7) Permanent Global Note, then the Issuer will, within 45 days of the occurrence of the relevant event in (i), (ii),
(iii) or (iv) above, execute and deliver to the Indenture Trustee's designated agent for authentication outside the United States, definitive Class A(2002-7) bearer notes in the form of Exhibit A-3 (the "Class A(2002-7) Bearer Notes"). All Class A(2002-7) Bearer Notes so issued and delivered will have coupons attached substantially in the form of Exhibit B-1 and a special coupon substantially in the form of Exhibit B-2 (collectively, the "Coupons"). The Class A(2002-7) Permanent Global Notes may be exchanged for an equal aggregate principal amount of the Class A(2002-7) Bearer Notes only on or after the Exchange Date. Notwithstanding the foregoing, no holder of an interest in a Class A(2002-7) Temporary Global Note will have any right to receive a Class A(2002-7) Bearer Note in exchange for such interest prior to the Exchange Date and prior to certification (in the manner provided in Section 2.16) that either such holder is not a United States person or is otherwise a permitted holder.
On any redemption, purchase, exchange or cancellation of any of the Class A(2002-7) Notes represented by the related Class A(2002-7) Permanent Global Note, details of such redemption, purchase, exchange or cancellation shall be entered by the Paying Agent on behalf of the Indenture Trustee in Schedule B to such Class A(2002-7) Permanent Global Note, recording any such redemption, purchase, exchange or cancellation. Upon any such redemption, purchase, exchange or cancellation, the principal amount of such Class A(2002-7) Permanent Global Note and the Class A(2002-7) Notes represented by such Class A(2002-7) Permanent Global Note shall be reduced or increased, as appropriate, by the principal amount so redeemed, purchased, exchanged or cancelled.
The Class A(2002-7) Permanent Global Note may be exchanged, in whole, for security-printed Class A(2002-7) Bearer Notes in denominations of ?1,000. Such exchange will be made upon presentation of the Class A(2002-7) Permanent Global Note by the bearer thereof on any TARGET Settlement Date at the principal office of the Paying Agent in London. On an exchange of the whole of a Class A(2002-7) Permanent Global Note, such Class A(2002-7) Permanent Global Note shall be surrendered to the Paying Agent in London. The Class A(2002-7) Bearer Notes to be delivered in exchange for the Class A(2002-7) Permanent Global Note shall be delivered only outside the United States.
The following legend will appear in English on all Class
A(2002-7) Bearer Notes and Coupons:
"Any United States Person who holds this obligation will be subject to the limitations under United States income tax laws, including the limitations provided in Sections 165(j) and 1287(a) of the United States Internal Revenue Code. Terms used in the preceding sentence will have the meanings given to them by the United States Internal Revenue Code of 1986, as amended, and the regulations thereunder."
Any exchange as provided in this Section shall be made free of charge to the holders and the beneficial owners of the Class A(2002-
7) Permanent Global Note and to the beneficial owners of the Class A(2002-7) Bearer Notes issued in exchange, except that a person receiving a Class A(2002-7) Bearer Note must bear the cost of insurance, postage, transportation and the like in the event that such person does not receive such Class A(2002-7) Bearer Note in person at the offices of the applicable Foreign Depositary.
Until the exchange of the Class A(2002-7) Permanent Global
Note as aforesaid, the bearer thereof shall in all respects be entitled to the same benefits as if it were the bearer of Class A(2002-7) Bearer Notes and the applicable Coupons attached thereto.
Section 2.18. Monthly Payment Coupons. Following the occurrence of an Acceleration Event and upon the surrender of a Class A(2002-7) Bearer Note, and all unmatured Coupons appertaining thereto (or in the case of missing unmatured Coupons, cash in an amount due under such missing unmatured Coupons (based upon the Note Interest Rate for the first Interest Period ending after the occurrence of such Early Redemption Event)) to the Indenture Trustee at its office outside the United States or any Paying Agent, the Holder of such Class A(2002-7) Bearer Note shall receive coupons in the form of Exhibit B-3 (the "Monthly Payment Coupons") entitling such Holder to receive monthly payments of principal and interest on each Interest Payment Date and Principal Payment Date thereafter. Such Holder shall receive one Monthly Payment Coupon for each Interest Payment Date and Principal Payment Date during the period from the date of such surrender to the Legal Maturity Date. Any amounts paid as cash in lieu of missing unmatured coupons will be paid upon surrender of the missing Coupons.
Section 2.19. Class A(2002-7) Notes Tax Treatment. To the extent that the Class A(2002-7) Notes issued hereunder are not accorded the treatment intended as expressed in Section 1404 of the Indenture as debt denominated in Euro, the Indenture Trustee by entering into this Terms Document and each Class A(2002-7) Noteholder by its acceptance of its Class A(2002-7) Note hereby identify the Class A(2002-7) Noteholder's interest in (i) the Outstanding Dollar Principal Amount and Dollar Interest Payment payable with respect thereto (the "Class A(2002-7) Hypothetical Dollar Security") and (ii) the Derivative Agreement for purposes of United States Internal Revenue Code Section 988(d)(2)(B) and United States Treasury regulation section 1.988-5(a)(8) as a "qualified hedging transaction," as defined in United States Treasury regulation section 1.988-5(a)(1). For such purposes:
(i) the Class A(2002-7) Hypothetical Dollar Security represents a qualifying debt instrument and the Derivative Agreement a hedge; (ii) the qualifying debt instrument and hedge were acquired and entered into, respectively, as of the Issuance Date (or, in the case of any subsequent acquisition of a Class A(2002-7) Note, as of the date of such subsequent acquisition); (iii) the qualifying debt instrument and hedge are hereby identified as constituting a qualified hedging transaction; (iv) no amount must be deferred by reason of legging into integrated treatment; (v) the qualified debt instrument is described by the definitions of Outstanding Dollar Principal Amount and Dollar Interest Payment and the definitions relating thereto contained herein, and the hedge is described by the definition of Derivative Agreement herein; and (vi) the cash flow resulting from the treatment of the qualifying debt instrument and hedge as a qualified hedging transaction is the Euro cash flow that is payable under the terms of the Class A(2002-7) Notes, as defined and described herein.
Section 2.20. Appointment of Authenticating Agent.  The
Issuer hereby appoints The Bank of New York, London Branch to act as Authenticating Agent pursuant to Section 814 of the Indenture.
[END OF ARTICLE II]
Article III

Representations and Warranties
Section 3.01. Issuer's Representations and Warranties.  The
Issuer makes the following representations and warranties as to the Collateral Certificate on which the Indenture Trustee is deemed to have relied in acquiring the Collateral Certificate. Such representations and warranties speak as of the execution and delivery of this Terms Document, but shall survive until the termination of this Terms Document. Such representations and warranties shall not be waived by any of the parties to this Terms Document unless the Issuer has obtained written confirmation from each Note Rating Agency that there will be no Ratings Effect with respect to such waiver.
(a) The Indenture creates a valid and continuing security interest (as defined in the New York UCC) in the Collateral Certificate in favor of the Indenture Trustee, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from the Issuer.
(b) The Collateral Certificate constitutes either an
"account," a "general intangible," an "instrument," or a "certificated security," each within the meaning of the New York UCC.
(c) At the time of the transfer and assignment of the Collateral Certificate to the Indenture Trustee pursuant to the Indenture, the Issuer owned and had good and marketable title to the Collateral Certificate free and clear of any lien, claim or encumbrance of any Person.
(d) The Issuer has caused, within ten days of the execution of the Indenture, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Collateral Certificate granted to the Indenture Trustee pursuant to the Indenture.
(e) Other than the security interest granted to the Indenture Trustee pursuant to the Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed the Collateral Certificate. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the Collateral Certificate other than any financing statement relating to the security interest granted to the Indenture Trustee pursuant to the Indenture or any financing statement that has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer.
(f) All original executed copies of the Collateral
Certificate have been delivered to the Indenture Trustee.
(g) At the time of the transfer and assignment of the Collateral Certificate to the Indenture Trustee pursuant to the Indenture, the Collateral Certificate had no marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee.

[END OF ARTICLE III]
IN WITNESS WHEREOF, the parties hereto have caused this Terms Document to be duly executed, all as of the day and year first above written.
MBNA CREDIT CARD MASTER NOTE TRUST,
 by MBNA AMERICA BANK,
 NATIONAL ASSOCIATION, as Beneficiary
 and not in its individual capacity



By:                     _/s/ Christopher A.
Halmy____________________
                        Christopher A. Halmy
                        First Vice President


THE BANK OF NEW YORK, as Indenture
Trustee
 and not in its individual capacity



By:                     _/s/ Cassandra
Shedd________________________
                        Cassandra Shedd
                        Assistant Vice President



















[Signature Page to the Class A(2002-7) Terms Document]


EXHIBIT A-1

[FORM OF] CLASS A(2002-7) TEMPORARY GLOBAL NOTE
THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO ANY U.S. PERSON (EACH AS DEFINED HEREIN) EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE INDENTURE (AS DEFINED HEREIN).

THIS NOTE IS A CLASS A(2002-7) TEMPORARY GLOBAL NOTE,
WITHOUT COUPONS, EXCHANGEABLE FOR A CLASS A(2002-7) PERMANENT
GLOBAL NOTE IN BEARER FORM WITHOUT COUPONS.  THE RIGHTS ATTACHING
TO THIS CLASS A(2002-7) TEMPORARY GLOBAL NOTE, AND THE CONDITIONS
AND PROCEDURES GOVERNING ITS EXCHANGE ARE SPECIFIED IN THE
INDENTURE.

NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS CLASS
A(2002-7) TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE
PAYMENT OF INTEREST HEREON EXCEPT PURSUANT TO THE PROVISIONS
HEREOF.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS
AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER, THE TRANSFEROR OR THE MASTER TRUST, OR JOIN IN ANY INSTITUTION AGAINST THE ISSUER, THE TRANSFEROR OR THE MASTER TRUST OF, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

?500,000,000            Common Code: ___________
ISIN: _________

MBNA CREDIT CARD MASTER NOTE TRUST
FLOATING RATE
MBNASERIES CLASS A(2002-7) NOTE

MBNA Credit Card Master Note Trust, a statutory business trust created under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to the bearer hereof, subject to the following provisions, a principal sum of ?500,000,000 payable on the second TARGET Settlement Date following the July 2009 Distribution Date (the "Expected Principal Payment Date"), except as otherwise provided below or in the Indenture (as defined on the reverse hereof); provided, however, that the entire unpaid principal amount of this Class A(2002-7) Temporary Global Note (this "Note" or the "Class A(2002-7) Temporary Global Note") shall be due and payable on the second TARGET Settlement Date following the December 2011 Distribution Date (the "Legal Maturity Date"). However, if a Derivative Agreement Termination occurs, the Legal Maturity Date will be the earlier of (i) the second TARGET Settlement Date following the December 2011 Distribution Date and (ii) the Interest Payment Date (as defined on the reverse hereof) occurring in the forty-second Monthly Period following such Derivative Agreement Termination. Interest will accrue on this Note from the date of its issuance at the rate of 0.15% per annum in excess of EURIBOR, as more specifically set forth in the Class A(2002-7) Terms Document, dated as of July 25, 2002 (the "Terms Document"), between the Issuer and the Indenture Trustee, and shall be due and payable on each Interest Payment Date. Interest will be computed on the basis of the actual number of days in the related Interest Period and the denominator of which is 360. Subject to the terms of the Indenture (as defined on the reverse hereof), interest on the Class A(2002-7) Notes will be distributed on the second TARGET Settlement Date immediately following the Distribution Date in each January, April, July and October, commencing with the October 2002 Distribution Date (each, an "Interest Payment Date"). However, if an Acceleration Event occurs, the second TARGET Settlement Date following the Distribution Date occurring in each month, commencing with the month immediately following the month in which such Acceleration Event occurs, will be an Interest Payment Date. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the European Community as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.
Interest payable on any Interest Payment Date with respect to the portion of this Class A(2002-7) Temporary Global Note not exchanged for the Class A(2002-7) Permanent Global Note shall be held by the Paying Agent for payment (without interest accrued thereon) with delivery of the Class A(2002-7) Permanent Global Note related thereto. Subject to the previous sentence, until exchanged in full, this Class A(2002-7) Temporary Global Note shall in all other respects be entitled to the same benefits as the Class A(2002-7) Permanent Global Note under the Indenture. The Paying Agent shall make a notation on Schedule A hereto of any payment made with delivery of the Class A(2002-7) Permanent Global Note related thereto.
On any redemption, purchase, exchange or cancellation of any of the Class A(2002-7) Notes represented by this Class A(2002-7) Temporary Global Note, details of such redemption, purchase, exchange or cancellation shall be entered by or on behalf of the Indenture Trustee in Schedule A hereto recording any such redemption, purchase, exchange or cancellation and shall be signed by or on behalf of the Indenture Trustee. Upon any such redemption, purchase, exchange or cancellation, the principal amount of this Class A(2002-7) Temporary Global Note and any Class A(2002-7) Notes represented by this Class A(2002-7) Temporary Global Note shall be reduced by the principal amount so redeemed, purchased, exchanged or cancelled.
On or after the Exchange Date (as defined in the Terms Document), this Class A(2002-7) Temporary Global Note may be exchanged, in whole or in part (free of charge), for the Class A(2002-7) Permanent Global
Note in the form set out in Exhibit A-2 of the Terms Document upon presentation of this Class A(2002-7) Temporary Global Note by the bearer hereof at the offices of the Paying Agent in London or at such other place outside the United States as the Paying Agent may agree. The Class A(2002-7) Permanent Global Note shall be so issued and delivered in exchange for only that portion of this Class A(2002-7) Temporary Global Note in respect of which there shall have been presented to the Issuer by the Common Depositary a certificate, substantially in the form set out in Exhibit C-1 to the Terms Document that the Indenture Trustee and the Foreign Depositary have no reason to know is false, to the effect that the Common Depositary has received from or in respect of a person entitled to a particular principal amount of the Class A(2002-7) Notes (as shown by its records) a certificate from such person in or substantially in the form of Schedule C-2 to the Terms Document. The Class A(2002-7) Permanent Global Note to be delivered in exchange for any portion of this Class A(2002-7) Temporary Global Note shall be delivered only outside the United States.
On an exchange of the whole of this Class A(2002-7) Temporary
Global Note, this Class A(2002-7) Temporary Global Note shall be surrendered to the Paying Agent in London for cancellation and destruction. On an exchange of only part of this Class A(2002-7) Temporary Global Note, details of such exchange shall be entered by the Paying Agent on behalf of the Indenture Trustee on Schedule A hereto, and further exchanges may be effected, without the issue of a new Class A(2002-7) Permanent Global Note, by the Indenture Trustee or its agent endorsing Schedule A of the Class A(2002-7) Permanent Global Note previously issued to reflect an increase in the aggregate principal amount of the Class A(2002-7) Permanent Global Note which would otherwise have been issued on such exchange.
THIS CLASS A(2002-7) TEMPORARY GLOBAL NOTE WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, or by an authenticating agent appointed by the Indenture Trustee, this Class A(2002-7) Temporary Global Note shall not be entitled to any benefit under the Indenture, or be valid for any purpose.
As used herein, "United States" means the United States of
America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction. "U.S. Person" shall have the meaning given to it by Regulation S under the Securities Act and "United States person" shall have the meaning given to it under the United States Internal Revenue Code.
Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.
Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, or by an authenticating agent appointed by the Indenture Trustee, whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.
IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.
MBNA CREDIT CARD MASTER NOTE TRUST,
                        as Issuer
By:                     MBNA AMERICA BANK, NATIONAL
ASSOCIATION, as Beneficiary and not
in its individual capacity
By:                     /s/ Christopher A. Halmy

                        Christopher A. Halmy
                        First Vice President



                       Date:  July 25, 2002




























[Signature Page to the Class A(2002-7) Temporary Global Note]INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.
THE BANK OF NEW YORK, LONDON BRANCH, as
Authenticating Agent for The Bank of
New York, as Indenture Trustee
By:                     /s/ Cassandra Shedd
                        Cassandra Shedd
                        Assistant Vice President



                                                Date:  July 25, 2002



























[Signature Page to the Class A(2002-7) Temporary Global Note]

[REVERSE OF NOTE]
This Class A(2002-7) Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its "MBNAseries Class A Notes," all issued under an Indenture dated as of May 24, 2001 (such indenture, as supplemented or amended, is herein called the "Indenture"), as supplemented by an Indenture Supplement dated as of May 24, 2001 (such indenture supplement, as supplemented or amended, is herein called the "Indenture Supplement"), between the Issuer and The Bank of New York, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), and the Terms Document, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

       Although a summary of certain provisions of the Indenture is set forth below, this Note is qualified in its entirety by the terms and provisions of the Indenture and reference is made to that Indenture for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Indenture Trustee.

The Class B Notes and the Class C Notes will also be issued under the Indenture.

The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

On any day occurring on or after the date on which the aggregate Nominal Liquidation Amount of any tranche of Notes is reduced to less than 5% of its Initial Dollar Principal Amount, the Issuer has the right, but not the obligation, to redeem such tranche of Notes in whole but not in part, pursuant to Section 1202 of the Indenture. The redemption price will be an amount equal to the Outstanding principal amount of such tranche, plus interest accrued and unpaid or principal accreted and unpaid on such tranche to but excluding the date of redemption.

Subject to the terms and conditions of the Indenture, the Beneficiary, on behalf of the Issuer, may from time to time issue, or direct the Owner Trustee, on behalf of the Issuer, to issue, one or more series, classes or tranches of Notes.

Principal of this Note will be payable on the Expected Principal
Payment Date in an amount described on the face hereof, subject to the provisions of the Indenture.

As described above, the entire unpaid principal amount of this Note shall be due and payable on the Legal Maturity Date.

On each Payment Date, the Paying Agent shall distribute to each Class A(2002-7) Noteholder such Class A(2002-7) Noteholder's pro rata share of the amounts on deposit in the Foreign Currency Distribution Account as are payable to the Class A(2002-7) Noteholders. Distributions to Class A(2002-7) Noteholders with respect to this Note will be made by the Paying Agent to the Common Depositary, upon presentation (and, in the case of the final distribution, the surrender) of this Note to the Paying Agent by the Common Depositary, and the Paying Agent shall endorse this Note to reflect the payment of any principal or interest thereon.

The Class A(2002-7) Noteholders shall only be entitled to payments from the Foreign Currency Distribution Account. The right of the Class A(2002-7) Noteholders to receive payments from the Issuer will terminate on the Class A(2002-7) Termination Date.
Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder that it will not at any time institute against MBNA, the Master Trust or the Issuer, or join in any institution against MBNA, the Master Trust or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any Derivative Agreement.

The bearer of this Note may, to the fullest extent permitted by applicable law, be treated at all times by the Indenture Trustee, the Issuer, the Beneficiary and each Paying Agent for all purposes as the absolute owner of the Class A(2002-7) Note (whether or not that Class A(2002-7) Note is overdue and regardless of any notice of ownership, trust or any interest in it, or any other writing on that Class A(2002-
7) Note or its theft or loss) and no person will be liable for treating the bearer as the absolute owner.

The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

THIS NOTE AND THE INDENTURE WILL BE CONSTRUED IN ACCORDANCE WITH
AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee in its individual capacity,
(ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Owner Trustee or of any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity).  The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Indenture and the
Indenture Supplement in the case of an Event of Default under the
Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.
To the extent that the Class A(2002-7) Notes issued hereunder are not accorded the treatment intended as expressed in Section 1404 of the Indenture as debt denominated in Euro, the Indenture Trustee by entering into the Terms Document and each Class A(2002-7) Noteholder by its acceptance of its Class A(2002-7) Note hereby identify the Class
A(2002-7) Noteholder's interest in (i) the Outstanding Dollar Principal
Amount and Dollar Interest Payment payable with respect thereto (the
"Class A Hypothetical Dollar Security") and (ii) the Derivative
Agreement for purposes of United States Internal Revenue Code Section 988(d)(2)(B) and United States Treasury regulation section 1.988-
5(a)(8) as a "qualified hedging transaction," as defined in United
States Treasury regulation section 1.988-5(a)(1).  For such purposes:
(i) the Class A Hypothetical Dollar Security represents a qualifying debt instrument and the Derivative Agreement a hedge; (ii) the qualifying debt instrument and hedge were acquired and entered into, respectively, as of the Issuance Date (or, in the case of any subsequent acquisition of a Class A(2002-7) Note, as of the date of such subsequent acquisition); (iii) the qualifying debt instrument and hedge are hereby identified as constituting a qualified hedging transaction; (iv) no amount must be deferred by reason of legging into integrated treatment; (v) the qualified debt instrument is described by the definitions of Outstanding Dollar Principal Amount and Dollar
Interest Payment and the definitions relating thereto contained in the
Terms Document, and the hedge is described by the definition of
Derivative Agreement in the Terms Document; and (vi) the cash flow resulting from the treatment of the qualifying debt instrument and hedge as a qualified hedging transaction is the Euro cash flow that is payable under the terms of the Class A(2002-7) Notes.
SCHEDULE A
SCHEDULE OF EXCHANGES
FOR CLASS A(2002-7) NOTES REPRESENTED BY
THE CLASS A(2002-7) PERMANENT GLOBAL NOTE OR
REDEMPTIONS, PURCHASES OR CANCELLATIONS
The following exchanges of a part of this Class A(2002-7) Temporary Global Note the Class A(2002-7) Permanent Global Note, in whole or in part, or redemptions, purchases or cancellation of this Class A(2002-7) Temporary Global Note have been made:
Date of exchange, or redemption, purchase or cancellation-Part of principal amount of this Class A(2002-7) Temporary Global Note exchanged for Class A(2002-7) Notes represented by the Class A(2002-7) Permanent Global Note or redeemed or purchased or cancelled-Remaining principal amount of this Class A(2002-7) Temporary Global Note following such exchange, or redemption or purchase or cancellation-
Amount of interest paid with delivery of the Class A(2002-7) Permanent
Global Note-Notation made by or on behalf of the Indenture Trustee
----

-
-
-
-


-
-
-
-


-
-
-
-


-
-
-
-

EXHIBIT A-2

[FORM OF] CLASS A(2002-7) PERMANENT GLOBAL NOTE
THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO ANY U.S. PERSON (EACH AS DEFINED HEREIN) EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE INDENTURE (AS DEFINED HEREIN).

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO THE LIMITATIONS UNDER UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(J) AND 1287(A) OF THE UNITED STATES INTERNAL REVENUE CODE. TERMS USED IN THE PRECEDING SENTENCE WILL HAVE THE MEANINGS GIVEN TO THEM BY THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND THE REGULATIONS THEREUNDER.

THIS NOTE IS A CLASS A(2002-7) PERMANENT GLOBAL NOTE,
WITHOUT COUPONS, EXCHANGEABLE FOR A CLASS A(2002-7) BEARER NOTE
WITH COUPONS.  THE RIGHTS ATTACHING TO THIS CLASS A(2002-7)
PERMANENT GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES
GOVERNING ITS EXCHANGE ARE SPECIFIED IN THE INDENTURE.

NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS CLASS
A(2002-7) PERMANENT GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE
PAYMENT OF INTEREST HEREON EXCEPT PURSUANT TO THE PROVISIONS
HEREOF.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS
AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER, THE TRANSFEROR OR THE MASTER TRUST, OR JOIN IN ANY INSTITUTION AGAINST THE ISSUER, THE TRANSFEROR OR THE MASTER TRUST OF, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

?___________            Common Code: __________
ISIN: ___________
MBNA CREDIT CARD MASTER NOTE TRUST
FLOATING RATE
MBNASERIES CLASS A(2002-7) NOTE

MBNA Credit Card Master Note Trust, a statutory business trust created under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to the bearer hereof, subject to the following provisions, a principal sum of ?500,000,000 payable on the second TARGET Settlement Date following the July 2009 Distribution Date (the "Expected Principal Payment Date"), except as otherwise provided below or in the Indenture (as defined on the reverse hereof); provided, however, that the entire unpaid principal amount of this Class A(2002-7) Permanent Global Note (this "Note" or the "Class A(2002-7) Permanent Global Note") shall be due and payable on the second TARGET Settlement Date following the December 2011 Distribution Date (the "Legal Maturity Date"). However, if a Derivative Agreement Termination occurs, the Legal Maturity Date will be the earlier of (i) the second TARGET Settlement Date following the December 2011 Distribution Date and (ii) the Interest Payment Date (as defined on the reverse hereof) occurring in the forty-second Monthly Period following such Derivative Agreement Termination. Interest will accrue on this Note from the date of its issuance at the rate of 0.15% per annum in excess of EURIBOR, as more specifically set forth in the Class A(2002-7) Terms Document, dated as of July 25, 2002 (the "Terms Document"), between the Issuer and the Indenture Trustee, and shall be due and payable on each Interest Payment Date. Interest will be computed on the basis of the actual number of days in the related Interest Period and the denominator of which is 360. Subject to the terms of the Indenture (as defined on the reverse hereof), interest on the Class A(2002-7) Notes will be distributed on the second TARGET Settlement Date immediately following the Distribution Date in each January, April, July and October, commencing with the October 2002 Distribution Date (each, an "Interest Payment Date"). However, if an Acceleration Event occurs, the second TARGET Settlement Date following the Distribution Date occurring in each month, commencing with the month immediately following the month in which such Acceleration Event occurs, will be an Interest Payment Date. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the European Community as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.
On any redemption, purchase or cancellation of any of the Class A(2002-7) Notes represented by this Class A(2002-7) Permanent Global Note, details of such redemption, purchase or cancellation shall be entered by or on behalf of the Indenture Trustee in Schedule B hereto recording any such redemption, purchase, exchange or cancellation and shall be signed by or on behalf of the Indenture Trustee. Upon any such redemption, purchase, exchange or cancellation, the principal amount of this Class A(2002-7) Permanent Global Note and any Class A(2002-7) Notes represented by this Class A(2002-7) Permanent Global Note shall be reduced or increased, as appropriate, by the principal amount so redeemed, purchased, exchanged or cancelled.
The Class A(2002-7) Notes represented by this Class A(2002-7)
Permanent Global Note were originally represented by the Class A(2002-
7) Temporary Global Note. Unless the Class A(2002-7) Temporary Global Note was exchanged in whole on the issue hereof, interests in such Class A(2002-7) Temporary Global Note may be further exchanged, on the terms and conditions set out therein, for interests in this Class A(2002-7) Permanent Global Note. If any such exchange occurs following the issue hereof, the Indenture Trustee or its agent shall endorse Schedule B hereto to reflect the increase in the aggregate principal amount of this Class A(2002-7) Permanent Global Note due to each such exchange, whereupon the principal amount hereof shall be increased for all purposes by the amount so exchanged and endorsed.
This Class A(2002-7) Permanent Global Note may be exchanged, free of charge, in whole or part, for security-printed Class A(2002-7) Bearer Notes in denominations of ?1,000 and integral multiples thereof. Subject to the terms of the Terms Document, after the Exchange Date, such exchange will be made upon presentation of this Class A(2002-7) Permanent Global Note by the bearer hereof on any TARGET Settlement Date at the principal office of the Paying Agent in London. The aggregate principal amount of Class A(2002-7) Bearer Notes issued upon an exchange of this Class A(2002-7) Permanent Global Note will be equal to the aggregate principal amount of this Class A(2002-7) Permanent Global Note as shown in Schedule B hereto. On an exchange of the whole of this Class A(2002-7) Permanent Global Note, this Class A(2002-7) Permanent Global Note shall be surrendered to the Paying Agent. The security-printed Class A(2002-7) Bearer Notes to be delivered in exchange for this Class A(2002-7) Permanent Global Note shall be delivered only outside the United States.
Until the exchange of this Class A(2002-7) Permanent Global Note as aforesaid, the bearer hereof shall in all respects be entitled to the same benefits as if it were the bearer of Class A(2002-7) Bearer Notes and the Coupons in the form set out in the Terms Document.
On an exchange of the whole of this Class A(2002-7) Permanent
Global Note, this Class A(2002-7) Permanent Global Note shall be surrendered to the Paying Agent in London for cancellation and destruction. On an exchange of only part of this Class A(2002-7) Permanent Global Note, details of such exchange shall be entered by the Paying Agent on behalf of the Indenture Trustee on Schedule B hereto. THIS CLASS A(2002-7) PERMANENT GLOBAL NOTE WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, or by an authenticating agent appointed by the Indenture Trustee, this Class A(2002-7) Permanent Global Note shall not be entitled to any benefit under the Indenture, or be valid for any purpose.
As used herein, "United States" means the United States of
America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction. "U.S. Person" shall have the meaning given to it by Regulation S under the Securities Act and "United States person" shall have the meaning given to it under the United States Internal Revenue Code.
Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.
Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, or by an authenticating agent appointed by the Indenture Trustee, whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.
IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.
MBNA CREDIT CARD MASTER NOTE TRUST,
                        as Issuer
By:                     MBNA AMERICA BANK, NATIONAL
ASSOCIATION, as Beneficiary and not
in its individual capacity
By:                   /s/ Christopher A. Halmy
                        Christopher A. Halmy
                        First Vice President



                                      Date:  July 25, 2002




























[Signature Page to the Class A(2002-7) Permanent Global Note]
INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.
THE BANK OF NEW YORK, LONDON BRANCH, as
Authenticating Agent for The Bank of
New York, as Indenture Trustee
By:                     /s/ Cassandra Shedd
                        Cassandra Shedd
                        Assistant Vice President



                                                Date:  July 25, 2002



























[Signature Page to the Class A(2002-7) Permanent Global Note]

[REVERSE OF NOTE]
This Class A(2002-7) Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its "MBNAseries Class A Notes," all issued under an Indenture dated as of May 24, 2001 (such indenture, as supplemented or amended, is herein called the "Indenture"), as supplemented by an Indenture Supplement dated as of May 24, 2001 (such indenture supplement, as supplemented or amended, is herein called the "Indenture Supplement"), between the Issuer and The Bank of New York, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), and the Terms Document, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

                   Although a summary of certain provisions of the Indenture is set forth below, this Note is qualified in its entirety by the terms and provisions of the Indenture and reference is made to that Indenture for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Indenture Trustee.

The Class B Notes and the Class C Notes will also be issued under the Indenture.

The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

On any day occurring on or after the date on which the aggregate Nominal Liquidation Amount of any tranche of Notes is reduced to less than 5% of its Initial Dollar Principal Amount, the Issuer has the right, but not the obligation, to redeem such tranche of Notes in whole but not in part, pursuant to Section 1202 of the Indenture. The redemption price will be an amount equal to the Outstanding principal amount of such tranche, plus interest accrued and unpaid or principal accreted and unpaid on such tranche to but excluding the date of redemption.

Subject to the terms and conditions of the Indenture, the Beneficiary, on behalf of the Issuer, may from time to time issue, or direct the Owner Trustee, on behalf of the Issuer, to issue, one or more series, classes or tranches of Notes.

Principal of this Note will be payable on the Expected Principal
Payment Date in an amount described on the face hereof, subject to the provisions of the Indenture.

As described above, the entire unpaid principal amount of this Note shall be due and payable on the Legal Maturity Date.

On each Payment Date, the Paying Agent shall distribute to each Class A(2002-7) Noteholder such Class A(2002-7) Noteholder's pro rata share of the amounts on deposit in the Foreign Currency Distribution Account as are payable to the Class A(2002-7) Noteholders.

Distributions to Class A(2002-7) Noteholders with respect to this Note will be made by the Paying Agent to the Common Depositary, upon presentation (and, in the case of the final distribution, the surrender) of this Note to the Paying Agent by the Common Depositary, and the Paying Agent shall endorse this Note to reflect the payment of any principal or interest thereon.

The Class A(2002-7) Noteholders shall only be entitled to payments from the Foreign Currency Distribution Account. The right of the Class A(2002-7) Noteholders to receive payments from the Issuer will terminate on the Class A(2002-7) Termination Date.
Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder that it will not at any time institute against MBNA, the Master Trust or the Issuer, or join in any institution against MBNA, the Master Trust or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any Derivative Agreement.

The bearer of this Note may, to the fullest extent permitted by applicable law, be treated at all times by the Indenture Trustee, the Issuer, the Beneficiary and each Paying Agent for all purposes as the absolute owner of the Class A(2002-7) Note (whether or not that Class A(2002-7) Note is overdue and regardless of any notice of ownership, trust or any interest in it, or any other writing on that Class A(2002-
7) Note or its theft or loss) and no person will be liable for treating the bearer as the absolute owner.

The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

THIS NOTE AND THE INDENTURE WILL BE CONSTRUED IN ACCORDANCE WITH
AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee in its individual capacity,
(ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Owner Trustee or of any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity). The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Indenture and the Indenture Supplement in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

To the extent that the Class A(2002-7) Notes issued hereunder are not accorded the treatment intended as expressed in Section 1404 of the Indenture as debt denominated in Euro, the Indenture Trustee by entering into the Terms Document and each Class A(2002-7) Noteholder by its acceptance of its Class A(2002-7) Note hereby identify the Class A(2002-7) Noteholder's interest in (i) the Outstanding Dollar Principal Amount and Dollar Interest Payment payable with respect thereto (the "Class A Hypothetical Dollar Security") and (ii) the Derivative Agreement for purposes of United States Internal Revenue Code Section 988(d)(2)(B) and United States Treasury regulation section 1.988-5(a)(8) as a "qualified hedging transaction," as defined in United States Treasury regulation section 1.988-5(a)(1). For such purposes:
(i) the Class A Hypothetical Dollar Security represents a qualifying debt instrument and the Derivative Agreement a hedge; (ii) the qualifying debt instrument and hedge were acquired and entered into, respectively, as of the Issuance Date (or, in the case of any subsequent acquisition of a Class A(2002-7) Note, as of the date of such subsequent acquisition); (iii) the qualifying debt instrument and hedge are hereby identified as constituting a qualified hedging transaction; (iv) no amount must be deferred by reason of legging into integrated treatment; (v) the qualified debt instrument is described by the definitions of Outstanding Dollar Principal Amount and Dollar Interest Payment and the definitions relating thereto contained in the Terms Document, and the hedge is described by the definition of Derivative Agreement in the Terms Document; and (vi) the cash flow resulting from the treatment of the qualifying debt instrument and hedge as a qualified hedging transaction is the Euro cash flow that is payable under the terms of the Class A(2002-7) Notes.
Schedule A
PART I
INTEREST PAYMENTS

Interest Payment Date -Date of Payment-Total Amount of Interest
Payable-Amount of Interest Paid-Confirmation of payment by or on behalf of the Indenture Trustee
----
First-                            -                            -
                            -
Second-                            -                            -
                            -

[continue numbering until the appropriate number of interest payment dates for the particular tranche of Notes is reached]
PART II
PRINCIPAL PAYMENTS

Date of Payment-Total Amount Payable-Total Amount Paid-Confirmation of payment by or on behalf of the Indenture Trustee
---
                            -                            -
                            -
                            -                            -
                            -

[continue numbering until the appropriate number of installment dates for the particular tranche of Notes is reached]
Schedule B
SCHEDULE OF EXCHANGES OF THE CLASS A(2002-7) PERMANENT
GLOBAL NOTE
OR REDEMPTIONS, PURCHASES OR CANCELLATIONS
The following increases of this Class A(2002-7) Permanent Global Note, or redemptions or purchases or cancellations of this Class A(2002-7) Permanent Global Note have been made:
Date of exchange, or redemption, purchase or cancellation-Increase in principal amount of this Class A(2002-7) Permanent Global Note due to exchanges of the Class A(2002-7) Temporary Global Note for this Class A(2002-7) Permanent Global Note-Remaining principal amount of this Class A(2002-7) Permanent Global Note following such exchange, or redemption or purchase or cancellation-Notation made by or on behalf of the Indenture Trustee
---
                            -                            -
                            -
                            -                            -
                            -
                            -                            -
                            -

EXHIBIT A-3

[FORM OF] CLASS A(2002-7) BEARER NOTE
THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO ANY U.S. PERSON (EACH AS DEFINED HEREIN) EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE INDENTURE (AS DEFINED HEREIN).

Any United States Person who holds this obligation will be subject to the limitations under United States income tax laws, including the limitations provided in Sections 165(j) and 1287(a) of the United States Internal Revenue Code. Terms used in the preceding sentence will have the meanings given to them by the United States Internal Revenue Code of 1986, as amended, and the regulations thereunder.

THE HOLDER OF THIS CLASS A(2002-7) BEARER NOTE SHALL BE
ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON EXCEPT PURSUANT TO
THE PROVISIONS HEREOF.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS
AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER, THE TRANSFEROR OR THE MASTER TRUST, OR JOIN IN ANY INSTITUTION AGAINST THE ISSUER, THE TRANSFEROR OR THE MASTER TRUST OF, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

?___________            Common Code: ___________
ISIN: ___________
MBNA CREDIT CARD MASTER NOTE TRUST
FLOATING RATE
MBNASERIES CLASS A(2002-7) NOTE

MBNA Credit Card Master Note Trust, a statutory business trust created under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to the bearer hereof, subject to the following provisions, a principal sum of ?500,000,000 payable on the second TARGET Settlement Date following the July 2009 Distribution Date (the "Expected Principal Payment Date"), except as otherwise provided below or in the Indenture (as defined on the reverse hereof); provided, however, that the entire unpaid principal amount of this Class A(2002-7) Bearer Note (this "Note" or the "Class A(2002-7) Bearer Note") shall be due and payable on the second TARGET Settlement Date following the December 2011 Distribution Date (the "Legal Maturity Date"). However, if a Derivative Agreement Termination occurs, the Legal Maturity Date will be the earlier of (i) the second TARGET Settlement Date following the December 2011 Distribution Date and (ii) the Interest Payment Date (as defined on the reverse hereof) occurring in the forty-second Monthly Period following such Derivative Agreement Termination. Interest will accrue on this Note from the date of its issuance at the rate of 0.15% per annum in excess of EURIBOR, as more specifically set forth in the Class A(2002-
7) Terms Document, dated as of July 25, 2002 (the "Terms Document"), between the Issuer and the Indenture Trustee, and shall be due and payable on each Interest Payment Date. Interest will be computed on the basis of the actual number of days in the related Interest Period and the denominator of which is 360. Subject to the terms of the Indenture (as defined on the reverse hereof), interest on the Class A(2002-7) Notes will be distributed on the second TARGET Settlement Date immediately following the Distribution Date in each January, April, July and October, commencing with the October 2002 Distribution Date (each, an "Interest Payment Date"). However, if an Acceleration Event occurs, the second TARGET Settlement Date following the Distribution Date occurring in each month, commencing with the month immediately following the month in which such Acceleration Event occurs, will be an Interest Payment Date. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the European Community as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.
The Class A(2002-7) Bearer Notes are issued in bearer form with interest coupons attached. The Class A(2002-7) Bearer Notes are bearer instruments, title to which (including title to any and all Coupons appertaining thereto) passes by delivery. The bearer of a Class A(2002-7) Bearer Note and the bearer of any Coupon shall (to the fullest extent permitted by applicable laws) be treated at all times, by all persons and for all purposes as the absolute owner of such Class A(2002-7) Bearer Note or Coupon, as the case may be, whether or not such Class A(2002-7) Bearer Note or Coupon shall be overdue, and regardless of any notice of ownership, theft, loss or other interest therein or of any writing thereon.
THIS CLASS A(2002-7) BEARER NOTE WILL BE CONSTRUED IN ACCORDANCE
WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, or by an authenticating agent appointed by the Indenture Trustee, this Class A(2002-7) Bearer Note shall not be entitled to any benefit under the Indenture, or be valid for any purpose.
As used herein, "United States" means the United States of
America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction. "U.S. Person" shall have the meaning given to it by Regulation S under the Securities Act and "United States person" shall have the meaning given to it under the United States Internal Revenue Code.
Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.
Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, or by an authenticating agent appointed by the Indenture Trustee, whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.
IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.
MBNA CREDIT CARD MASTER NOTE TRUST,
                        as Issuer
By:                     MBNA AMERICA BANK, NATIONAL
ASSOCIATION, as Beneficiary and not
in its individual capacity
By:                     /s/ Christopher A. Halmy
                        Christopher A. Halmy
                        First Vice President



                                                Date:  July 25, 2002



























[Signature Page to the Class A(2002-7) Bearer Note]
INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.
THE BANK OF NEW YORK, LONDON BRANCH, as
Authenticating Agent for The Bank of
New York, as Indenture Trustee
By:                     /s/ Cassandra Shedd
                        Cassandra Shedd
                        Assistant Vice President



                                                Date:  July 25, 2002


























[Signature Page to the Class A(2002-7) Bearer Note]

[REVERSE OF NOTE]
This Class A(2002-7) Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its "MBNAseries Class A Notes," all issued under an Indenture dated as of May 24, 2001 (such indenture, as supplemented or amended, is herein called the "Indenture"), as supplemented by an Indenture Supplement dated as of May 24, 2001 (such indenture supplement, as supplemented or amended, is herein called the "Indenture Supplement"), between the Issuer and The Bank of New York, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), and the Terms Document, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

            Although a summary of certain provisions of the Indenture is set forth below, this Note is qualified in its entirety by the terms and provisions of the Indenture and reference is made to that Indenture for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Indenture Trustee.

The Class B Notes and the Class C Notes will also be issued under the Indenture.

The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

On any day occurring on or after the date on which the aggregate Nominal Liquidation Amount of any tranche of Notes is reduced to less than 5% of its Initial Dollar Principal Amount, the Issuer has the right, but not the obligation, to redeem such tranche of Notes in whole but not in part, pursuant to Section 1202 of the Indenture. The redemption price will be an amount equal to the Outstanding principal amount of such tranche, plus interest accrued and unpaid or principal accreted and unpaid on such tranche to but excluding the date of redemption.

Subject to the terms and conditions of the Indenture, the Beneficiary, on behalf of the Issuer, may from time to time issue, or direct the Owner Trustee, on behalf of the Issuer, to issue, one or more series, classes or tranches of Notes.

Principal of this Note will be payable on the Expected Principal
Payment Date in an amount described on the face hereof, subject to the provisions of the Indenture.

As described above, the entire unpaid principal amount of this Note shall be due and payable on the Legal Maturity Date.

On each Payment Date, the Paying Agent shall distribute to each Class A(2002-7) Noteholder such Class A(2002-7) Noteholder's pro rata share of the amounts on deposit in the Foreign Currency Distribution Account as are payable to the Class A(2002-7) Noteholders.

Distributions to Class A(2002-7) Noteholders with respect to this Note will be payable only upon presentation and surrender of this Note and any respective Coupons at the offices of the Paying Agent outside the United States chosen by the Issuer and acceptable to the Indenture Trustee. In the event that the amount of interest and/or principal payable on any date is not so fully paid in respect of this Note or its Coupons, as the case may be, upon presentation of such instrument, the Paying Agent shall endorse such instrument to reflect the reduction, if any, of the principal amount or interest payable in respect thereof.
At the option of the holders of this Note and the respective Coupons, and subject to the applicable laws and regulations, such payments will be made by a Euro check drawn on a bank in London or by transfer in same day funds to a Euro account maintained by each such bearer with a bank located outside the United States. No commissions or expenses shall be charged to the bearers of this Note or its Coupons, as the case may be, in respect of such payments. A Bearer Note or Coupon, as the case may be, may only be presented for payment on a day on which commercial banks and foreign exchange markets are open in the place of presentation. No further interest or other payment shall be made as a consequence of such day falling after the relevant Interest Payment Date. After the occurrence of the Expected Principal Payment Date or an Early Redemption Event described in Section 1201(c) of the Indenture or Section 2.12(a) of the Terms Document, on each Interest Payment Date, the Bearer Notes, together with all unmatured Coupons shall be presented for payment on such date. On the date on which any Bearer Note becomes payable in full, unmatured Coupons relating to such Bearer Note (whether or not attached) shall, upon such date, become void and no payment will be made in respect thereof and the bearer of such Bearer Note shall only have the right to receive payment of the principal thereof together with accrued interest to such date. If a Bearer Note is presented for payment of principal on any such date without all the related unmatured Coupons attached, the bearer of such Bearer Note may be required to deliver such security or indemnity as is reasonably required by the Indenture Trustee or the Paying Agent, on behalf of the Indenture Trustee.

If payment at the offices of the Paying Agent outside the United
States becomes illegal or is effectively precluded because of the imposition of exchange controls or other similar restrictions on the full payment or receipt of such amounts in Euros, payments with respect to the Class A(2002-7) Notes and its Coupons will be made at the office of the Paying Agent in New York City. Any money paid by the Issuer to the Paying Agent for the payment of the Class A(2002-7) Notes or its Coupons, as the case may be, which remains unclaimed for two years after such amount has become due and payable will be returned to the Issuer and claims in respect of such amount shall become void and no payment shall be made in respect thereof. Except as provided by the second preceding sentence, no demand for payment or payment on any Class A(2002-7) Notes or its Coupons, as the case may be, may be made at any office of the Paying Agent or the Indenture Trustee in the United States nor will any payment be made by transfer to an account in, or by mail to an address in, the United States.

The Class A(2002-7) Noteholders shall only be entitled to payments from the Foreign Currency Distribution Account. The right of the Class A(2002-7) Noteholders to receive payments from the Issuer will terminate on the Class A(2002-7) Termination Date.
The Issuer has initially appointed the paying agents and transfer agents listed at the back hereof. Until the Class A(2002-7) Notes are paid in full, the Issuer will maintain a paying agent and a transfer agent having offices in Western Europe. Additionally, as long as the Class A(2002-7) Notes remain Outstanding and are listed on the Luxembourg Stock Exchange, the Issuer will maintain a paying agency in Luxembourg. Notice of any termination or appointment or of any change in the office through which the Indenture Trustee, any paying agent, or any transfer agent will act will be promptly given once in the manner described in the Indenture.
Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder that it will not at any time institute against MBNA, the Master Trust or the Issuer, or join in any institution against MBNA, the Master Trust or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any Derivative Agreement.

The bearer of this Note or any Coupons may, to the fullest extent permitted by applicable law, be treated at all times by the Indenture Trustee, the Issuer, the Beneficiary and each Paying Agent for all purposes as the absolute owner of the Class A(2002-7) Note or any Coupons (whether or not that Class A(2002-7) or its Coupons are overdue and regardless of any notice of ownership, trust or any interest in it, or any other writing on that Class A(2002-7) Note or its Coupons or its theft or loss) and no person will be liable for treating the bearer as the absolute owner.

The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

THIS NOTE AND THE INDENTURE WILL BE CONSTRUED IN ACCORDANCE WITH
AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee in its individual capacity,
(ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Owner Trustee or of any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity). The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Indenture and the Indenture Supplement in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

To the extent that the Class A(2002-7) Notes issued hereunder are not accorded the treatment intended as expressed in Section 1404 of the Indenture as debt denominated in Euro, the Indenture Trustee by entering into the Terms Document and each Class A(2002-7) Noteholder by its acceptance of its Class A(2002-7) Note hereby identify the Class A(2002-7) Noteholder's interest in (i) the Outstanding Dollar Principal Amount and Dollar Interest Payment payable with respect thereto (the "Class A Hypothetical Dollar Security") and (ii) the Derivative Agreement for purposes of United States Internal Revenue Code Section 988(d)(2)(B) and United States Treasury regulation section 1.988-5(a)(8) as a "qualified hedging transaction," as defined in United States Treasury regulation section 1.988-5(a)(1). For such purposes:
(i) the Class A Hypothetical Dollar Security represents a qualifying debt instrument and the Derivative Agreement a hedge; (ii) the qualifying debt instrument and hedge were acquired and entered into, respectively, as of the Issuance Date (or, in the case of any subsequent acquisition of a Class A(2002-7) Note, as of the date of such subsequent acquisition); (iii) the qualifying debt instrument and hedge are hereby identified as constituting a qualified hedging transaction; (iv) no amount must be deferred by reason of legging into integrated treatment; (v) the qualified debt instrument is described by the definitions of Outstanding Dollar Principal Amount and Dollar Interest Payment and the definitions relating thereto contained in the Terms Document, and the hedge is described by the definition of Derivative Agreement in the Terms Document; and (vi) the cash flow resulting from the treatment of the qualifying debt instrument and hedge as a qualified hedging transaction is the Euro cash flow that is payable under the terms of the Class A(2002-7) Notes.


INDENTURE TRUSTEE
The Bank of New York
101 Barclay Street, Floor 12 East
New York, New York, U.S.A. 10286
Attention: Corporate Trust Office, Trustee Administrator
PAYING AGENT
The Bank of New York, London Branch
One Canada Square, 40th Floor
London E14 5AL
OTHER PAYING AGENTS
The Bank of New York (Luxembourg) S.A.
Aerogolf Center
1A, Hoehenhof
L-1736 Senningerberg
Luxembourg
EXHIBIT B-1
[FORM OF] CLASS A(2002-7) INTEREST COUPON
THIS COUPON HAS NOT BEEN REGISTERED UNDER THE UNITED STATES
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS COUPON NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO ANY U.S. PERSON (EACH AS DEFINED IN THE CLASS A(2002-7) BEARER NOTE) EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS COUPON IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE INDENTURE AND THE TERMS DOCUMENT REFERRED TO IN THE CLASS A(2002-7) BEARER NOTE. ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE
SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE UNITED STATES INTERNAL REVENUE CODE.
THE HOLDER OF THIS COUPON BY ITS ACCEPTANCE HEREOF COVENANTS AND
AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER, THE TRANSFEROR OR THE MASTER TRUST, OR JOIN IN ANY INSTITUTION AGAINST THE ISSUER, THE TRANSFEROR OR THE MASTER TRUST OF, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.
No.                             .
On the second TARGET Settlement Date following the ________
____ Distribution Date, the Holder shall be paid (subject to the terms and conditions of the Class A(2002-7) Bearer Note, MBNAseries Class A(2002-7) Notes, MBNA Credit Card Master Note Trust to which this coupon appertains, which shall be binding on the Holder of this Coupon whether or not attached to such Class A(2002-7) Bearer Note, and subject to the terms and conditions of the Terms Document referred to in the Class A(2002-7) Bearer Note), upon surrender hereof, the amount of interest then payable on its Class A(2002-7) Bearer Note, the number of which appears on this Coupon. Payment of this Coupon will be made in Euros only upon presentation of this Coupon at the office of the Paying Agent outside the United States and its possessions as may be appointed from time to time pursuant to such Terms Document. Such payment will be made at the option of the holder hereof and subject to any applicable laws and regulations, by a Euro check drawn on a bank in Luxembourg, or by transfer to a Euro account maintained by the holder with a bank located outside the United States and its possessions. If such payment at the offices of the Paying Agent outside the United States and its possessions becomes illegal or is effectively precluded because of the imposition of exchange controls of other similar restrictions on the payment or receipt of such amounts in Euros, such payment will be made at the office of the Paying Agent in New York City. Any money paid by the Issuer to the Paying Agent for the payment of the Class A(2002-7) Notes or its Coupons, as the case may be, which remains unclaimed for two years after such amount has become due and payable will be returned to the Issuer and claims in respect of such amount shall become void and no payment shall be made in respect thereof. Except as provided by the second preceding sentence, no demand for payment or payment on any Class A(2002-7) Notes or its Coupons, as the case may be, may be made at any office of the Paying Agent or the Indenture Trustee in the United States nor will any payment be made by transfer to an account in, or by mail to an address in, the United States. The Issuer has initially appointed the Paying Agents listed on the reverse side of this Coupon. (All capitalized terms used herein shall have the meanings assigned such terms in the Terms Document.)
MBNA CREDIT CARD MASTER NOTE TRUST,
                        as Issuer
By:                     MBNA AMERICA BANK, NATIONAL
ASSOCIATION, as Beneficiary and not
in its individual capacity
By:                     /s/ Christopher A. Halmy
                        Christopher A. Halmy
      First Vice President


LIST OF PAYING AGENTS
PAYING AGENT
The Bank of New York, London Branch
One Canada Square, 40th Floor
London E14 5AL

OTHER PAYING AGENTS

The Bank of New York (Luxembourg) S.A.
Aerogolf Center
1A, Hoehenhof
L-1736 Senningerberg
Luxembourg

EXHIBIT B-2
[FORM OF] CLASS A(2002-7) SPECIAL COUPON
THIS COUPON HAS NOT BEEN REGISTERED UNDER THE UNITED STATES
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS COUPON NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO ANY U.S. PERSON (EACH AS DEFINED IN THE CLASS A(2002-7) BEARER NOTE) EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS COUPON IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE INDENTURE AND THE TERMS DOCUMENT REFERRED TO IN THE CLASS A(2002-7) BEARER NOTE. ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE
SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE UNITED STATES INTERNAL REVENUE CODE.
THE HOLDER OF THIS COUPON BY ITS ACCEPTANCE HEREOF COVENANTS AND
AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER, THE TRANSFEROR OR THE MASTER TRUST, OR JOIN IN ANY INSTITUTION AGAINST THE ISSUER, THE TRANSFEROR OR THE MASTER TRUST OF, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.
No.                           .
Subject to the terms and conditions of the Class A(2002-7)
Bearer Note, MBNAseries Class A(2002-7) Notes, MBNA Credit Card Master Note Trust to which this Coupon appertains, which shall be binding on the Holder of this Coupon whether or not attached to such Class A(2002-
7) Bearer Note, and subject to the terms and conditions of the Terms Document referred to in the Class A(2002-7) Bearer Note, upon surrender of the Class A(2002-7) Bearer Note, the number of which appears on this Coupon, all unmatured Coupons appertaining to such Class A(2002-7) Bearer Note (or in the case of any missing unmatured Coupons, cash in an amount equal to the amount due under such missing unmatured Coupons) and this Special Coupon to the Indenture Trustee or the Paying Agent (in each case, at its office outside the United States and its possessions), the Holder shall be paid such Holder's pro rata share of the amounts on deposit in the Foreign Currency Distribution Account payable to the Class A(2002-7) Noteholders pursuant to Section 2.06 of the Terms Document; provided, however, that in the event that amounts on deposit in the Foreign Currency Distribution Account Payment are insufficient to repay the Outstanding Euro Principal Amount on the Expected Principal Payment Date or, after the occurrence of an Acceleration Event, on the second TARGET Settlement Date following each Monthly Principal Accrual Date, the bearer hereof shall receive Monthly Payment Coupons appertaining to the above-mentioned Class A(2002-7) Bearer Note. Amounts paid in respect of this Special Coupon will be paid in Euros and Monthly Coupons (if any) will be issued, in each case only upon presentation of this Special Coupon at the office of the Paying Agent outside the United States and its possessions as may be appointed from time to time pursuant to such Terms Document. Such payment will be made at the option of the holder hereof and subject to any applicable laws and regulations, by a Euro check drawn on a bank in London, or by transfer to a Euro account maintained by the holder with a bank located outside the United States and its possessions. If such payment at the offices of the Paying Agent outside the United States and its possessions becomes illegal or is effectively precluded because of the imposition of exchange controls or other similar restrictions on the payment or receipt of such amounts in Euros, such payment will be made at the office of the Paying Agent in New York City. Any money paid by the Issuer to the Paying Agent for the payment of the Class A(2002-7) Notes or its Coupons, as the case may be, which remains unclaimed for two years after such amount has become due and payable will be returned to the Issuer and claims in respect of such amount shall become void and no payment shall be made in respect thereof. Except as provided by the second preceding sentence, no demand for payment or payment on any Class A(2002-7) Notes or its Coupons, as the case may be, may be made at any office of the Paying Agent or the Indenture Trustee in the United States nor will any payment be made by transfer to an account in, or by mail to an address in, the United States. The Issuer has initially appointed the Paying Agents listed on the reverse side of this Coupon. (All capitalized terms used herein shall have the meanings assigned such terms in the Terms Document.) MBNA CREDIT CARD MASTER NOTE TRUST,
                        as Issuer
By:                     MBNA AMERICA BANK, NATIONAL
ASSOCIATION, as Beneficiary and not
in its individual capacity
By:                     /s/ Christopher A. Halmy
                        Christopher A. Halmy
                        First Vice President



LIST OF PAYING AGENTS
PAYING AGENT
The Bank of New York, London Branch
One Canada Square, 40th Floor
London E14 5AL

OTHER PAYING AGENTS

The Bank of New York (Luxembourg) S.A.
Aerogolf Center
1A, Hoehenhof
L-1736 Senningerberg
Luxembourg

EXHIBIT B-3
[FORM OF] MONTHLY PAYMENT COUPON
THIS COUPON HAS NOT BEEN REGISTERED UNDER THE UNITED STATES
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS COUPON NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO ANY U.S. PERSON (EACH AS DEFINED IN THE CLASS A(2002-7) BEARER NOTE) EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS COUPON IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE INDENTURE AND THE TERMS DOCUMENT REFERRED TO IN THE CLASS A(2002-7) BEARER NOTE. ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE
SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE UNITED STATES INTERNAL REVENUE CODE.
THE HOLDER OF THIS COUPON BY ITS ACCEPTANCE HEREOF COVENANTS AND
AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER, THE TRANSFEROR OR THE MASTER TRUST, OR JOIN IN ANY INSTITUTION AGAINST THE ISSUER, THE TRANSFEROR OR THE MASTER TRUST OF, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.
IN THE EVENT THAT ON THE DATE PRINTED BELOW, PRIOR TO a
Derivative Agreement Termination, THE OUTSTANDING EURO PRINCIPAL AMOUNT OF THE CLASS A(2002-7) NOTES IS zero OR, AFTER A Derivative Agreement Termination, THE NOMINAL LIQUIDATION AMOUNT OF THE CLASS A(2002-7) NOTES IS ZERO (DETERMINED PRIOR TO GIVING EFFECT TO ANY PAYMENTS ON THIS COUPON), THEN, NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS COUPON, THIS COUPON SHALL AUTOMATICALLY BECOME VOID AND SHALL CEASE TO REPRESENT AN INTEREST IN OR TO BE AN OBLIGATION OF THE ISSUER.
No.                     .
On the second TARGET Settlement Date following the ________
____ Distribution Date, the Holder of this Coupon shall be paid (subject to the terms and conditions of the Class A(2002-7) Bearer Note, MBNAseries Class A(2002-7) Notes, MBNA Credit Card Master Note Trust to which this Coupon appertains, which shall be binding on the Holder of this Coupon whether or not attached to such Class A(2002-7) Bearer Note, and subject to the terms and conditions of the Terms Document referred to in the Class A(2002-7) Bearer Note), upon surrender hereof, the amount of interest and principal (including any additional interest which may be payable under the terms and conditions of such Class A(2002-7) Bearer Note) then payable on its Class A(2002-
7) Bearer Note, the number of which appears on this Coupon. Payment of this Coupon will be made in Euros only upon presentation of this Coupon at the office of the Paying Agent outside the United States and its possessions as may be appointed from time to time pursuant to such Terms Document. Such payment will be made, at the option of the Holder hereof and subject to any applicable laws and regulations, by a Euro check drawn on a bank in London, or by transfer to a Euro account maintained by the holder with a bank located outside the United States and its possessions. If such payment at the offices of the Paying Agent outside the United States and its possessions becomes illegal or is effectively precluded because of the imposition of exchange controls or other similar restrictions on the payment or receipt of such amounts in Euros, such payment will be made at the office of the Paying Agent in New York City. Any money paid by the Issuer to the Paying Agent for the payment of the Class A(2002-7) Notes or its Coupons, as the case may be, which remains unclaimed for two years after such amount has become due and payable will be returned to the Issuer and claims in respect of such amount shall become void and no payment shall be made in respect thereof. Except as provided by the second preceding sentence, no demand for payment or payment on any Class A(2002-7) Notes or its Coupons, as the case may be, may be made at any office of the Paying Agent or the Indenture Trustee in the United States nor will any payment be made by transfer to an account in, or by mail to an address in, the United States. The Issuer has initially appointed the Paying Agents listed on the reverse side of this Coupon. (All capitalized terms used herein shall have the meanings assigned such terms in the Terms Document.)
MBNA CREDIT CARD MASTER NOTE TRUST,
                        as Issuer
By:                     MBNA AMERICA BANK, NATIONAL
ASSOCIATION, as Beneficiary and not
in its individual capacity
By:                     /s/ Christopher A. Halmy
                        Christopher A. Halmy
                        First Vice President



LIST OF PAYING AGENTS
PAYING AGENT
The Bank of New York, London Branch
One Canada Square, 40th Floor
London E14 5AL

OTHER PAYING AGENTS

The Bank of New York (Luxembourg) S.A.
Aerogolf Center
1A, Hoehenhof
L-1736 Senningerberg
Luxembourg

EXHIBIT C-1
[FORM OF] CLEARANCE SYSTEM CERTIFICATE
TO BE GIVEN TO THE INDENTURE TRUSTEE BY THE BANK OF NEW YORK, LONDON
BRANCH
MBNA CREDIT CARD MASTER NOTE TRUST,
FLOATING RATE
MBNAseries Class A(2002-7) Notes ("Notes")
This is to certify that, based solely on certifications we
have received in writing, by telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially to the effect set forth in the Agreement, as of the date hereof, ?_________ principal amount of above-captioned Notes (i) is owned by persons that are not citizens or residents of the United States, partnerships, corporations or other entities created or organized under the laws of the United States or any estate or trust the income of which is subject to United States federal income taxation regardless of its source ("United States persons"), (ii) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (b) acquired the Notes through foreign branches of United States financial institutions and who hold the Notes through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations
Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (iii) (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Notes for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.
We further certify (i) that we are not making available
herewith for exchange (or, if relevant, for the payment of interest on) any portion of the temporary global note excepted in such Member Organization certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, for the payment of interest on) are no longer true and cannot be relied upon at the date hereof.
We will retain all certificates received from Member
Organizations for the period specified in U.S. Treasury Regulation
Section 1.163-5(c)(2)(i)(D)(3)(i).
We understand that this certification is required in
connection with certain tax laws of the United States. In connection therewith, if administrative and legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.
Dated:______________
Yours faithfully,
THE BANK OF NEW YORK, LONDON BRANCH
By:                     /s/ Cassandra Shedd
                        Cassandra Shedd
                        Assistant Vice President

EXHIBIT C-2
[FORM OF] CERTIFICATE TO BE DELIVERED
TO THE BANK OF NEW YORK, LONDON BRANCH BY A BENEFICIAL
OWNER OF NOTES
MBNA CREDIT CARD MASTER NOTE TRUST,
FLOATING RATE
MBNAsereies Class A(2002-7) Notes ("Notes")
This is to certify that as of the date hereof and except as
provided in the third paragraph hereof, the above-captioned Notes held by you for our account (i) are owned by a person that is not a United States Person, or (ii) are owned by a United States Person that is (A) the foreign branch of a United States financial institution (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) (a "financial institution") purchasing for its own account or for resale, or (B) a United States person who acquired the Notes through the foreign branch of a financial institution and who holds the Notes through the financial institution on the date hereof (and in either case (A) or
(B), the financial institution has agreed to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by a financial institution for purposes of resale during the Restricted Period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)). In addition, financial institutions described in clause (iii) of the preceding sentence (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Notes for purposes of resale directly or indirectly to a United States Person or to a person within the United States or its possessions.
We undertake to advise you by tested telex if the above
statement as to beneficial ownership is not correct on the date of delivery of the above-captioned Notes in definitive form with respect to such of said Notes as then appear in your books as being held for our account.
This certificate excepts and does not relate to ?_________
principal amount of Notes held by you for our account, as to which we are not yet able to certify beneficial ownership. We understand that delivery of definitive Notes in such principal amount cannot be made until we are able to so certify.
We understand that this certificate is required in
connection with certain securities and tax laws of the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings. As used herein, "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions (including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island, and Northern Mariana Islands) and other areas subject to its jurisdiction; and "United States Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, or any political subdivision thereof, or an estate or trust the income of which is subject to United States federal income taxation regardless of its source and any partnership to the extent that one or more members is for the United States federal income tax purposes any of the foregoing.
Dated:                  ____________ by __________________
As, or as agent for, the beneficial owner(s) of the interest in the Notes to which this note relates.




Article I
Definitions and Other Provisions of General Application
Section 1.01.           Definitions             2
Section 1.02.           Governing Law           10
Section 1.03.           Counterparts            10
Section 1.04.           Ratification of Indenture and Indenture Supplement
Section 1.05.           Tax Opinion             10
Article II
The Class A(2002-7) Notes
Section 2.01.           Creation and Designation                        11
Section 2.02.           Specification of Required Subordinated Amount and
other Terms             11
Section 2.03.           Interest Payment        11
Section 2.04.           Principal Payment       12
Section 2.05.           Calculation Agents; Determination of EURIBOR and
LIBOR                   13
Section 2.06.           Payments of Interest and Principal to Class
A(2002-7) Noteholders   14
Section 2.07.           Form of Delivery of Class A(2002-7) Notes;
Denominations           16
Section 2.08.           Delivery and Payment for the Class A(2002-7) Notes
Section 2.09.           Targeted Deposits to the Accumulation Reserve
Account                 16
Section 2.10.           Derivative Agreement    16
Section 2.11.           Foreign Currency Distribution Account           18
Section 2.12.           Early Redemption Events; Events of Default      19
Section 2.13.           Derivative Reserve Account                      20
Section 2.14.           Termination Payments    21
Section 2.15.           Class A(2002-7) Temporary Global Note           22
Section 2.16.           Exchange of Class A(2002-7) Temporary Global Note
for Class A(2002-7) Permanent Global Note       22
Section 2.17.           Exchange of Class A(2002-7) Permanent Global Notes
for Class A(2002-7) Bearer Notes                23
Section 2.18.           Monthly Payment Coupons 24
Section 2.19.           Class A(2002-7) Notes Tax Treatment             25
Section 2.20.           Appointment of Authenticating Agent             25
Article III
Representations and Warranties
Section 3.01.           Issuer's Representations and Warranties         26

EXHIBITS

EXHIBIT A-1             Form of Class A(2002-7) Temporary Global Note

EXHIBIT A-2             Form of Class A(2002-7) Permanent Global Note

EXHIBIT A-3             Form of Class A(2002-7) Bearer Note

EXHIBIT B-1             Form of Class A(2002-7) Interest Coupon

EXHIBIT B-2             Form of Class A(2002-7) Special Coupon

EXHIBIT B-3             Form of Monthly Payment Coupon

EXHIBIT C-1             Form of Clearance System Certificate

EXHIBIT C-2             Form of Certificate to be given by Holder of
Beneficial Interest in a Temporary Regulation S
Global Note
An extra section break has been inserted above this paragraph. Do not delete this section break if you plan to add text after the Table of Contents/Authorities. Deleting this break will cause Table of Contents/Authorities headers and footers to appear on any pages following the Table of Contents/Authorities.
DOCSDC1:146536.6        2